_________________________________________________________

                        FINGERHUT RECEIVABLES, INC.

                                Transferor


                           FINGERHUT CORPORATION

                                 Servicer


                                    and

                      THE BANK OF NEW YORK (DELAWARE)

                                  Trustee

             on behalf of the Series 1994-1 Certificateholders


                         SERIES 1994-1 SUPPLEMENT

                         Dated as of June 29, 1994

                                    to

                      POOLING AND SERVICING AGREEMENT

                         Dated as of June 29, 1994
                   ____________________________________

                          FINGERHUT MASTER TRUST

           $715,900,000 Floating Rate Accounts Receivable Trust
                   Certificates, Series 1994-1, Class A

            $92,050,000 Floating Rate Accounts Receivable Trust
                   Certificates, Series 1994-1, Class B

            $92,050,000 Floating Rate Accounts Receivable Trust
                   Certificates, Series 1994-1, Class C

                 $122,728,000 0% Accounts Receivable Trust
                   Certificates, Series 1994-1, Class D

_________________________________________________________

                                       TABLE OF CONTENTS



SECTION 1.   Designation . . . . . . . . . . . . . . . . . . . . . . . .  1

SECTION 2.   Definitions . . . . . . . . . . . . . . . . . . . . . . . .  1

SECTION 3.   Reassignment Terms. . . . . . . . . . . . . . . . . . . . . 23

SECTION 4.   Delivery and Payment for the Series
               1994-1 Certificates . . . . . . . . . . . . . . . . . . . 23

SECTION 5.   Form of Delivery of Series 1994-1 Cer-
               tificates . . . . . . . . . . . . . . . . . . . . . . . . 23

SECTION 6.   Article IV of Agreement . . . . . . . . . . . . . . . . . . 23

                                ARTICLE IV

                     RIGHTS OF CERTIFICATEHOLDERS AND
                 ALLOCATION AND APPLICATION OF COLLECTIONS . . . . . . . 24

          Section 4.4    Rights of Certificateholders. . . . . . . . . . 24
          Section 4.5    Collections and Allocation;
                           Payments on Exchangeable
                           Transferor Certificate. . . . . . . . . . . . 24
          Section 4.6    Determination of Monthly
                           Interest for the Series
                           1994-1 Certificates . . . . . . . . . . . . . 26
          Section 4.7    Determination of Principal
                           Amounts . . . . . . . . . . . . . . . . . . . 28
          Section 4.8    Shared Principal Collections. . . . . . . . . . 31
          Section 4.9    Application of Funds on Depos-
                           it in the Collection Ac-
                           count for the Certificates. . . . . . . . . . 32
          Section 4.10   Coverage of Required Amount
                           for the Series 1994-1 Cer-
                           tificates . . . . . . . . . . . . . . . . . . 43
          Section 4.11   Payment of Certificate Inter-
                           est . . . . . . . . . . . . . . . . . . . . . 44
          Section 4.12   Payment of Certificate Princi-
                           pal . . . . . . . . . . . . . . . . . . . . . 45
          Section 4.13   Investor Charge-Offs. . . . . . . . . . . . . . 46
          Section 4.14   Pre-Funding Account . . . . . . . . . . . . . . 47
          Section 4.15   Increases in Invested Amount. . . . . . . . . . 49
          Section 4.16   Reallocated Principal Collec-
                           tions for the Series 1994-1
                           Certificates. . . . . . . . . . . . . . . . . 49
          Section 4.17   Determination of LIBOR. . . . . . . . . . . . . 51
          Section 4.18   Class C Trigger . . . . . . . . . . . . . . . . 52
          Section 4.19   Establishment of Class C Re-
                           serve Account . . . . . . . . . . . . . . . . 53
          Section 4.20   Expense Reserve . . . . . . . . . . . . . . . . 54
          Section 4.21   Establishment of Expense Re-
                           serve Account . . . . . . . . . . . . . . . . 54

SECTION 7.   Article V of the Agreement. . . . . . . . . . . . . . . . . 56

                                 ARTICLE V

                   DISTRIBUTIONS AND REPORTS TO INVESTOR
                            CERTIFICATEHOLDERS . . . . . . . . . . . . . 56

          Section 5.1    Distributions . . . . . . . . . . . . . . . . . 56
          Section 5.2    Certificateholders' Statement . . . . . . . . . 58

SECTION 8.   Series 1994-1 Pay Out Events. . . . . . . . . . . . . . . . 60

SECTION 9.   Series 1994-1 Termination . . . . . . . . . . . . . . . . . 62

SECTION 10.  Legends; Transfer and Exchange;
               Restrictions on Transfer of Series
               1994-1 Certificates; Tax Treatment. . . . . . . . . . . . 62

SECTION 11.  Ratification of Agreement . . . . . . . . . . . . . . . . . 66

SECTION 12.  Registration of the Class A Certifi-
               cates under the Securities Exchange
               Act of 1934 . . . . . . . . . . . . . . . . . . . . . . . 66

SECTION 13.  Counterparts. . . . . . . . . . . . . . . . . . . . . . . . 67

SECTION 14.  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . 67

SECTION 15.  Instructions in Writing . . . . . . . . . . . . . . . . . . 67




                    SERIES 1994-1 SUPPLEMENT, dated as of
     June 29, 1994 (this "Series Supplement") by and among FINGERHUT RECEIVABLES, INC., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), FINGERHUT CORPORATION, a corporation organized and existing under the laws of Minnesota, as Servicer (the "Servicer"), and THE BANK OF NEW YORK (DELAWARE), a Delaware banking corporation orga-nized and existing under the laws of Delaware, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trust-ee") under the Pooling and Servicing Agreement dated as of June 29, 1994 (the "Agreement") among the Transferor, the Servicer and the Trustee.

               Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Certificates.

               Pursuant to this Series Supplement, the Trans-feror and the Trustee shall create a new Series of Inves-tor Certificates and shall specify the Principal Terms thereof.

               SECTION 1.  Designation.  There is hereby
     created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1994-1 Certificates." The Series 1994-1 Certificates shall be issued in four Classes, which shall be designated generally as the Floating Rate Accounts Receivable Trust Certificates, Series 1994-1, Class A (the "Class A Certificates"), the Floating Rate Accounts Receivable Trust Certificates, Series 1994-1, Class B (the "Class B Certificates"), the Floating Rate Accounts Receivable Trust Certificates, Series 1994-1, Class C (the "Class C Certificates") and the Floating Rate Accounts Receivable Trust Certificates, Series 1994-1, Class D (the "Class D Certificates").

               SECTION 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Sup-plement shall govern with respect to the Series 1994-1 Certificates. All Article, Section or subsection refer-ences herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1994-1 Certifi-cates and no other Series of Certificates issued by the Trust.

               "ABC Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Princi-pal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Receiv-ables for all Series.

               "ABC Investor Default Amount" shall mean an amount equal to the product of (a) the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Class C Floating Allocation Percentage applicable on such Business Day and (b) the aggregate Default Amount identified since the prior re-porting date.

               "Additional Interest" shall mean, at any time of determination, the sum of Class A Additional Interest, Class B Additional Interest and Class C Additional Inter-est.

               "Amortization Period Commencement Date" shall mean the earlier of the first day of the December 1996
     Monthly Period and the Pay Out Commencement Date.

               "Available Series 1994-1 Imputed Yield Collect-ions" shall have the meaning specified in subsection
     4.9(a) of the Agreement.

               "Base Rate" shall mean the sum of (i) the average of the Class A Certificate Rate, the Class B Certificate Rate and the Class C Certificate Rate weight-ed by the unpaid principal amount of each respective class of Certificates plus (ii) 2% per annum.

               "Carryover Class A Interest" shall mean (a) any
     Class A Interest due but not paid on any previous Dis-tribution Date plus (b) any Class A Additional Interest.

               "Carryover Class B Interest" shall mean (a) any
     Class B Interest due but not paid on any previous Dis-tribution Date plus (b) any Class B Additional Interest.

               "Carryover Class C Interest" shall mean (a) any
     Class C Interest due but not paid on any previous Distri-bution Date plus (b) any Class C Additional Interest.

               "Class A Additional Interest" shall have the meaning specified in subsection 4.6(a) of the Agreement.

               "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

               "Class A Certificateholders' Interest" shall mean the portion of the Series 1994-1 Certificateholders'
     Interest evidenced by the Class A Certificates.

               "Class A Certificate Rate" shall mean .30% per annum above LIBOR determined on June 27, 1994 for the period from June 29, 1994 through July 19, 1994, and from July 20, 1994, through August 21, 1994 and with respect to each Interest Period thereafter, a per annum rate .30% in excess of LIBOR as determined on the related LIBOR Determination Date, but in no event in excess of 12% per annum.

               "Class A Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

               "Class A Controlled Amortization Amount" shall mean $59,658,333.34.

               "Class A Controlled Distribution Amount" shall mean, with respect to any Distribution Date, an amount equal to the Class A Controlled Amortization Amount plus the Class A Deficit Controlled Amortization Amount deter-mined on the preceding Distribution Date, if any.

               "Class A Deficit Controlled Amortization
     Amount" shall mean zero on the initial Distribution Date and, on any subsequent Distribution Date, the excess, if any, of (i) the Class A Controlled Distribution Amount over (ii)(a) any amount on deposit in the Excess Funding Account allocated to the Class A Certificates on such day pursuant to Section 4.9(d) of the Agreement, (b) any amounts in respect of ABC Investor Default Amounts and Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs and Class D Investor Charge-Offs paid on such day and (c) Shared Principal Collections allocable to the Class A Certificates, if any, and (d) the product of the ABC Fixed/Floating Allo-cation Percentage and the aggregate amount of Principal Collections collected during the preceding Monthly Peri-od.

               "Class A Expected Final Payment Date" shall mean the December 1997 Distribution Date.

               "Class A Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amounts on deposit in the Excess Funding Account as of the end of the preceding Business Day and
     (b) when used with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the appli-cable allocation percentage.

               "Class A Initial Invested Amount" shall mean the aggregate initial principal amount of the Class A
     Certificates, which is $715,900,000.

               "Class A Interest" shall mean the interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.6(a) of the Agreement.

               "Class A Interest Shortfall" shall have the meaning specified in subsection 4.6(a) of the Agreement.

               "Class A Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount less the Class A Percentage of the initial deposit to the Pre-Funding Account plus the Class A Percentage of any withdrawals from the Pre-Funding Account (i) during the Funding Period in connection with the addition of Receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class A Certificateholders prior to such Business Day, minus
     (c) the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates, and plus (d) the sum of the aggregate amount allocated with respect to Class A Investor Charge-Offs and available on all prior Distribu-tion Dates pursuant to subsection 4.9(a)(viii) of the Agreement and, with respect to such subsection and pursu-ant to subsections 4.10(a) and (b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clause (c).

               "Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.13(d) of the Agreement.

               "Class A Investor Percentage" shall mean, for any Business Day, (a) with respect to Imputed Yield Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the Class A Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amortization Period, the ABC Fixed/Floating Allocation Percentage.

               "Class A Percentage" shall mean a fraction the numerator of which is the Class A Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

               "Class A Pool Factor" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the Class A Invested Amount as of such Record Date (determined after taking into account any increases or decreases in the Class A Invested Amount which will occur on the following Distri-bution Date) to the Class A Initial Invested Amount.

               "Class A Pre-Funded Amount" shall mean the product of the Pre-Funded Amount and the Class A Percent-age.

               "Class A Principal" shall mean the principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.7(a) of the Agreement.

               "Class A Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) Class A Inter-est for the then current Monthly Period, (ii) any Carry-over Class A Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date,
     (iii) if Fingerhut or an Affiliate of Fingerhut is no longer the Servicer, the Class A Floating Allocation Percentage of the Servicing Fee for the then current Monthly Period, (iv) the Class A Floating Allocation Percentage of the Default Amount, if any, for such Busi-ness Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period and (v) the Class A Percentage of the Series Allocation Percentage of the Adjustment Payment required to be made by the Trans-feror but not made on the related Transfer Date over (y) the Available Series 1994-1 Imputed Yield Collections plus any Excess Imputed Yield Collections from other Series and any Transferor Imputed Yield Collections allocated with respect to the amounts described in claus-es (x)(i) through (v).

               "Class B Additional Interest" shall have the meaning specified in subsection 4.6(b) of the Agreement.

               "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

               "Class B Certificateholders' Interest" shall mean the portion of the Series 1994-1 Certificateholders'
     Interest evidenced by the Class B Certificates.

               "Class B Certificate Rate" shall mean .60% per annum above LIBOR determined on June 27, 1994 for the period from June 29, 1994 through July 19, 1994, and from July 20, 1994, through August 21, 1994 and with respect to each Interest Period thereafter, a per annum rate .60% in excess of LIBOR, as determined on the related LIBOR Determination Date, but not in excess of 12% per annum.

               "Class B Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

               "Class B Controlled Amortization Amount" shall mean $46,025,000.

               "Class B Controlled Distribution Amount" shall mean, with respect to any Distribution Date, an amount equal to the Class B Controlled Amortization Amount plus the Class B Deficit Controlled Amortization Amount deter-mined on the preceding Distribution Date, if any.

               "Class B Daily Principal Amount" shall have the meaning specified in subsection 4.9(c)(ii) of the Agree-ment.

               "Class B Deficit Controlled Amortization
     Amount" shall mean zero on the initial Distribution Date and, on any subsequent Distribution Date, the excess, if any, of (i) the Class B Controlled Distribution Amount over (ii) (a) any amount on deposit in the Excess Funding Account allocated to the Class B Certificates on such day pursuant to Section 4.9(d) of the Agreement, (b) any amounts in respect of ABC Investor Default Amounts or Class B Investor Charge-Offs, Class C Investor Charge-Offs and Class D Investor Charge-Offs paid on such day and (c) Shared Principal Collections allocable to the Class B Certificates, if any, and (d) the product of the ABC Fixed/Floating Allocation Percentage and the aggre-gate amount of Principal Collections collected during the preceding Monthly Period.

               "Class B Expected Final Payment Date" means the
     February 1998 Distribution Date.

               "Class B Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the last day of the Revolv-ing Period and the denominator of which is the greater of
     (a) the sum of the aggregate amount of Principal Receiv-ables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the alloca-tion percentages with respect to Principal Collections for all Series.

               "Class B Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and
     (b) when used with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the appli-cable allocation percentage.

               "Class B Initial Invested Amount" shall mean the aggregate initial principal amount of the Class B
     Certificates, which is $92,050,000.

               "Class B Interest" shall mean the interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.6(b) of the Agreement.

               "Class B Interest Shortfall" shall have the meaning specified in subsection 4.6(b) of the Agreement.

               "Class B Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount less the Class B Percentage of the initial deposit to the Pre-Funding Account plus the Class B Percentage of any withdrawals from the Pre-Funding Account (i) during the Funding Period in connection with the addition of Receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class B Certificateholders prior to such Business Day, minus
     (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class B Principal Collections for which neither the Class D Invested Amount nor the Class C Invested Amount has been reduced for all prior Business Days, and plus (e) the sum of the aggregate amount allo-cated and available on all prior Business Days pursuant to subsection 4.9(a)(xi) of the Agreement and, with respect to such subsection and pursuant to subsections 4.10(a) and (b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

               "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.13(c) of the Agreement.

               "Class B Investor Percentage" shall mean, for any Distribution Date, (a) with respect to Imputed Yield Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the Class B Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amortization Period, the ABC Fixed/Floating Allocation Percentage.

               "Class B Percentage" shall mean a fraction the numerator of which is the Class B Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

               "Class B Pool Factor" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the Class B Invested Amount as of such Record Date (determined after taking into account any increases or decreases in the Class B Invested Amount which will occur on the following Distri-bution Date) to the Class B Initial Invested Amount.


               "Class B Pre-Funded Amount" shall mean the product of the Pre-Funded Amount and the Class B Percent-age.

               "Class B Principal" shall mean the principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.7(b) of the Agreement.

               "Class B Principal Payment Commencement Date" shall mean the earlier of (a) the Distribution Date in an Amortization Period on which the Class A Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1994-1 Investor Certificates remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2, 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement.

               "Class B Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) Class B Inter-est for the then current Monthly Period, (ii) any Carry-over Class B Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date,
     (iii) if Fingerhut or an Affiliate of Fingerhut is no longer the Servicer, the Class B Floating Allocation Percentage of the Servicing Fee for the then current Monthly Period, (iv) the Class B Floating Allocation Percentage of the Default Amount, if any, for such Busi-ness Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period and (v) the Class B Percentage of the Series Allocation Percentage of the Adjustment Payment required to be made by the Trans-feror but not made on the related Transfer Date over (y) the Available Series 1994-1 Imputed Yield Collections plus any Excess Imputed Yield Collections from other Series and any Transferor Imputed Yield Collections allocated with respect to the amounts described in claus-es (x)(i) through (v).

               "Class C Additional Interest" shall have the meaning specified in subsection 4.6(c) of the Agreement.

               "Class C Certificateholder" shall mean the Person in whose name a Class C Certificate is registered in the Certificate Register.

               "Class C Certificateholders' Interest" shall mean the portion of the Series 1994-1 Certificateholders'
     Interest evidenced by the Class C Certificates.

               "Class C Certificate Rate" shall mean 5.50% per annum from June 29, 1994 through July 19, 1994, and from July 20, 1994 through August 21, 1994 and with respect to each Interest Period thereafter, a per annum rate 1.0% in excess of LIBOR as determined on the related LIBOR Deter-mination Date, but in no event in excess of 12% per annum.

               "Class C Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3 hereto.

               "Class C Daily Principal Amount" shall have the meaning specified in subsection 4.9(c)(iii) of the Agree-ment.

               "Class C Expected Final Payment Date" means the
     April 1998 Distribution Date.

               "Class C Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount at the end of the last day of the Revolv-ing Period and the denominator of which is the greater of
     (a) the sum of the aggregate amount of Principal Receiv-ables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the alloca-tion percentages with respect to Principal Collections for all Series.

               "Class C Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and
     (b) when used with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the appli-cable allocation percentage.

               "Class C Initial Invested Amount" shall mean the aggregate initial principal amount of the Class C
     Certificates, which is $92,050,000.

               "Class C Interest" shall mean the interest distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.6(c) of the Agreement.

               "Class C Interest Shortfall" shall have the meaning specified in subsection 4.6(c) of the Agreement.

               "Class C Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class C Initial Invested Amount less the Class C Percentage of the initial deposit to the Pre-Funding Account plus the Class C Percentage of any withdrawals from the Pre-Funding Account (i) during the Funding Period in connection with the addition of Receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class C Certificateholders prior to such Business Day, minus
     (c) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class C Principal Collections for which the Class D Invested Amount has not been reduced for all prior Business Days and plus (e) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(xii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b) and 4.18(b) of the Agree-ment, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

               "Class C Investor Charge-Offs" shall have the meaning specified in subsection 4.13(b) of the Agreement.

               "Class C Investor Percentage" shall mean, for any Distribution Date, (a) with respect to Imputed Yield Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the Class C Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amortization Period, the ABC Fixed/Floating Allocation Percentage.

               "Class C Percentage" shall mean a fraction the numerator of which is the Class C Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

               "Class C Pool Factor" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the Class C Invested Amount as of such Record Date (determined after taking into account any increases or decreases in the Class C Invested Amount which will occur on the following Distri-bution Date) to the Class C Initial Invested Amount.

               "Class C Principal" shall mean the principal distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.7(c) of the Agreement.

               "Class C Principal Payment Commencement Date" shall mean the earlier of (a) the Distribution Date in an Amortization Period on which the Class B Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1994-1 Investor Certificates remaining after payments have been made to the Class B Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class B Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2, 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement.

               "Class C Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) Class C Inter-est for the then current Monthly Period, (ii) any Carry-over Class C Interest previously due but not paid to the Class C Certificateholders on a prior Distribution Date,
     (iii) if Fingerhut or an Affiliate of Fingerhut is no longer the Servicer, the Class C Floating Allocation Percentage of the Servicing Fee for the then current Monthly Period, (iv) the Class C Floating Allocation Percentage of the Default Amount, if any, for such Busi-ness Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period and (v) the Class C Percentage of the Series Allocation Percentage of the Adjustment Payment required to be made by the Trans-feror but not made on the related Transfer Date over (y) the Available Series 1994-1 Imputed Yield Collections plus any Excess Imputed Yield Collections from other Series and any Transferor Imputed Yield Collections allocated with respect to the amounts described in claus-es (x)(i) through (v).

               "Class C Trigger Event" shall have the meaning specified in subsection 4.18(a).

               "Class D Certificateholder" shall mean the Person in whose name a Class D Certificate is registered in the Certificate Register.

               "Class D Certificateholders' Interest" shall mean the portion of the Series 1994-1 Certificateholders'
     Interest evidenced by the Class D Certificates.

               "Class D Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-4 hereto.

               "Class D Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount at the end of the last day of the Revolv-ing Period and the denominator of which is the greater of
     (a) the sum of the aggregate amount of Principal Receiv-ables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and
     (b) the sum of the numerators used to calculate the allo-cation percentages with respect to Principal Collections for all Series.

               "Class D Floating Allocation Percentage" shall mean with respect to any Business Day the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) when used with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

               "Class D Initial Invested Amount" shall mean the aggregate initial principal amount of the Class D
     Certificates, which is $122,728,000

               "Class D Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class D Initial Invested Amount, minus (b) the aggre-gate amount of principal payments made to Class D Certif-icateholders prior to such Business Day, minus (c) the aggregate amount of Class D Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Principal Collections for all prior Busi-ness Days, plus (e) the sum of the aggregate amount allo-cated and available on all prior Business Days pursuant to subsection 4.9(a)(xiii) of the Agreement and, with re-spect to such subsection, pursuant to subsections 4.10(a) and (b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and
     (d).

               "Class D Investor Charge-Offs" shall have the meaning specified in subsection 4.13(a) of the Agreement.

               "Class D Investor Default Amount" shall mean an amount equal to the product of (a) the Class D Floating Allocation Percentage applicable on such Business Day and
     (b) the aggregate Default Amount identified since the prior reporting date.

               "Class D Investor Percentage" shall mean, for any Business Day, (a) with respect to Imputed Yield Re-ceivables and Defaulted Receivables at any time or Prin-cipal Receivables during the Revolving Period, the Class D Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amortization Period, the Class D Fixed/Floating Allocation Percentage.

               "Class D Principal" shall mean the principal distributable in respect of the Class D Certificates as calculated in accordance with subsection 4.7(d) of the Agreement.

               "Class D Pool Factor" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the Class D Invested Amount as of such Record Date (determined after taking into account any increases or decreases in the Class D Invested Amount which will occur on the following Distri-bution Date) to the Class D Initial Invested Amount.

               "Class D Principal Payment Commencement Date" shall mean the earlier of (a) the Distribution Date on which the Class C Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1994-1 Investor Certificates remaining after payments have been made to the Class C Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class C Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2, 12.1 and 12.2 of the Agreement and Section 3 of this Series Supplement.

               "Closing Date" shall mean June 29, 1994.

               "Controlled Amortization Period" shall mean, with respect to the Series 1994-1 Certificates, unless a Pay Out Event shall have occurred with respect to such Series prior thereto, the period commencing on the Amor-tization Period Commencement Date and ending upon the earliest to occur of (x) the payment in full to the Investor Certificateholders of the Invested Amount, and
     (y) the Series 1994-1 Termination Date.

               "Distribution Date" shall mean July 20, 1994 and the twentieth day of each month thereafter, or if such day is not a Business Day, the next succeeding
     Business Day.

               "Early Amortization Period" shall mean the period beginning on the earlier of (a) the day on which a Pay Out Event occurs or is deemed to have occurred and
     (b) the Class A Expected Final Payment Date if the Class A Invested Amount has not been paid in full on such date, or the Class B Expected Final Payment Date if the Class B Invested Amount has not been paid in full on such date, and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount have been paid in full and (ii) the Termination Date.

               "Enhancement" shall mean, with respect to the Class A Certificates, the subordination of the Class B Invested Amount, the Class C Invested Amount, and the Class D Invested Amount, with respect to the Class B Cer-tificates, the subordination of the Class C Invested Amount and the Class D Invested Amount, and with respect to the Class C Certificates, the subordination of the Class D Invested Amount.

               "Excess Imputed Yield Collections" shall mean, with respect to any Business Day, as the context re-quires, either (x) the amount described in subsection 4.9(a)(xv) of the Agreement allocated to the Series 1994-1 Certificates but available to cover shortfalls in amounts paid from Imputed Yield Collections for other Series, if any or (y) the aggregate amount of Imputed Yield Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1994-1 Certifi-cates.

               "Expense Reserve Account" shall have the mean-ing specified in subsection 4.21(a) of the Agreement.

               "Expense Reserve Trigger" shall have the mean-ing specified in Section 4.20 of the Agreement.

               "Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators used to calculate allocation percentages with respect to Principal Receivables for all Series.

               "Floating Allocation Percentage" shall mean for any Business Day the sum of the applicable Class A Float-ing Allocation Percentage, Class B Floating Allocation Percentage, Class C Floating Allocation Percentage, and Class D Floating Allocation Percentage for such Business Day.

               "Full Invested Amount" shall mean
     $1,022,728,000.

               "Funding Period" shall mean the period from and including the Closing Date to but excluding the earlier of (x) the first day for which the Invested Amount equals the Full Invested Amount; (y) the first day on which a Pay Out Event is deemed to occur and (z) the first day of January 1995 Monthly Period.

               "Initial Invested Amount" shall mean the aggre-gate initial principal amount of the Investor Certifi-cates of Series 1994-1, which is $886,453,716.86.

               "Initial Pre-Funded Amount" shall mean
     $136,274,283.14.

               "Interest Accrual Period" shall mean, with respect to a Distribution Date, the period from and including the preceding Distribution Date to and exclud-ing such Distribution Date; provided, however, that the initial Interest Accrual Period shall be the period from the Closing Date to and excluding the first Distribution Date.

               "Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Invested Amount as of such Business Day, (b) the Class B Invested Amount as of such Business Day, (c) the Class C Invested Amount as of such Business Day and (d) the Class D Invested Amount as of such Busi-ness Day.

               "Investor Certificateholder" shall mean the
     Holder of record of an Investor Certificate of Series
     1994-1.

               "Investor Certificates" shall mean the Class A
     Certificates, the Class B Certificates, the Class C
     Certificates and the Class D Certificates.

               "Investor Charge-Offs" shall mean the sum of Class A Investor Charge-Offs, Class B Investor Charge-
     Offs, Class C Investor Charge-Offs and Class D Investor
     Charge-Offs.

               "Investor Default Amount" shall mean, with respect to each Business Day, an amount equal to the product of the Default Amount identified since the prior reporting date and the Floating Allocation Percentage applicable for such Business Day.

               "Investor Percentage" shall mean for any Busi-ness Day, (a) with respect to Imputed Yield Receivables and Defaulted Receivables at any time or Principal Re-ceivables during the Revolving Period, the Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amortization Period, the Fixed/Floating Allocation Percentage.

               "Issuance Date" shall mean the Closing Date.

               "LIBOR" shall mean, for any Interest Period, the London interbank offered quotations for one-month Dollar deposits determined by the Trustee for each Inter-est Accrual Period in accordance with the provisions of
     Section 4.17 of the Agreement.

               "LIBOR Determination Date" shall mean the second Business Day prior to the commencement of the second and each subsequent Interest Accrual Period. For purposes of this definition, a Business Day is any day on which banks in London and New York are open for the transaction of international business.

               "Minimum Retained Percentage" shall mean 2%.

               "Minimum Transferor Percentage" shall mean 0%;
     provided, however, that in certain circumstances such percentage may be increased.

               "Monthly Period" shall have the meaning speci-fied in the Agreement, except that the first Monthly Period with respect to the Series 1994-1 Certificates shall begin on and include the Closing Date and shall end on and include July 1, 1994.

               "Negative Carry Amount" shall have the meaning specified in subsection 4.10(a) of the Agreement.

               "Paying Agent" shall mean, for the Series
     1994-1 Certificates, The Bank of New York and Banque de
     Luxembourg.

               "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursu-ant to Section 9.1 of the Agreement or a Series 1994-1 Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement.

               "Portfolio Yield" shall mean for the Series
     1994-1 Certificates, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of the aggregate amount of Available Series 1994-1 Imputed Yield Collections for such Monthly Period (minus the Floating Allocation Percentage of the portion of Imputed Yield Collections for such period described in clause (D) of the definition thereof), calculated on a cash basis, minus the aggregate Investor Default Amount for such Monthly Period and the Series Allocation Percentage of any Adjustment Payments which the Transferor is required but fails to make pursuant to the Pooling and Servicing Agreement for such Monthly Period, and the denominator of which is the average daily Invested Amount plus the Pre-Funded Amount during the preceding Monthly Period.

               "Pre-Funded Amount" shall mean (a) the Initial Pre-Funded Amount, minus (b) the amount of any increases in the Invested Amount during the Funding Period pursuant to Section 4.14(a) of the Agreement, minus (c) the amount of any principal losses on funds on deposit in the Pre-Funding Account and minus (d) the amount withdrawn from the Pre-Funding Account and deposited in the Excess Funding Account.

               "Pre-Funding Account" shall mean the account established and maintained pursuant to subsection 4.14(a) of the Agreement.

               "Principal Shortfalls" shall mean on any Busi-ness Day (x) for Series 1994-1, (i) during the Controlled Amortization Period on or prior to the Class C Principal Payment Commencement Date, the excess of the Class A Controlled Distribution Amount or the Class B Controlled Distribution Amount, as applicable, over the aggregate amount applied with respect thereto for such Business Day and for each prior Business Day in such Monthly Period, and (ii) at all other times, the Invested Amount of the class then receiving principal payments after the appli-cation of Principal Collections on such Business Day or
     (y) for any other Series the amounts specified as such in the Supplement for such other Series.

               "Rating Agency" shall mean Standard & Poor's
     Ratings Group, a division of McGraw-Hill, and Moody's
     Investors Service, Inc.

               "Reallocated Class B Principal Collections" shall have the meaning specified in subsection 4.16(c) of the Agreement.

               "Reallocated Class C Principal Collections" shall have the meaning specified in subsection 4.16(b) of the Agreement.

               "Reallocated Class D Principal Collections" shall have the meaning specified in subsection 4.16(a) of the Agreement.

               "Reallocated Principal Collections" shall mean the sum of Reallocated Class B Principal Collections,
     Reallocated Class C Principal Collections and Reallocated
     Class D Principal Collections.


               "Required Amount" shall have the meaning speci-fied in Section 4.10 of the Agreement.

               "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date.

               "Scheduled Series 1994-1 Termination Date" shall mean the June 2001 Distribution Date.

               "Series 1994-1" shall mean the Series of the Fingerhut Master Trust represented by the Series 1994-1
     Certificates.

               "Series 1994-1 Certificateholder" shall mean the holder of record of any Series 1994-1 Investor Cer-tificate.

               "Series 1994-1 Certificateholders' Interest" shall have the meaning specified in Section 4.4 of the Agreement.

               "Series 1994-1 Pay Out Event" shall have the meaning specified in Section 8 of this Series Supplement.

               "Series 1994-1 Termination Date" shall mean the earlier to occur of (i) the day after the Distribution Date on which the Series 1994-1 Certificates are paid in full, or (ii) the Scheduled Series 1994-1 Termination Date.

               "Series Servicing Fee Percentage" shall mean
     2.00% per annum.

               "Servicing Fee" shall mean for any Monthly
     Period, an amount equal to the product of (i) one-twelfth, (ii) the applicable Series Servicing Fee Per-centage and (iii) the Invested Amount as of the preceding Record Date, or, in the case of the first Distribution Date, the Initial Invested Amount.

               "Shared Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Series 1994-1 Investor Certificates which, in accor-dance with subsections 4.9(b) and 4.9(c)(v) of the Agree-ment, may be applied in accordance with Section 4.3(e) of the Agreement or (b) the amounts allocated to the inves-tor certificates (other than Transferor Retained Certifi-cates) of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1994-1 Investor Certificates.

               "Specified Class C Reserve Amount" shall mean the amount, if any, which if added to the numerator of the Target Percentage would cause such percentage to be equal to 5%.

               "Target Percentage" shall have the meaning specified in subsection 4.18(a).

               "Termination Payment Date" shall mean the earlier of the first Distribution Date following the liquidation or sale of the Receivables as a result of an Insolvency Event and the occurrence of the Scheduled Series 1994-1 Termination Date.

               "Transferor Imputed Yield Collections" shall mean on any Business Day the product of (a) the Imputed Yield Collections for such Business Day, (b) the Trans-feror Percentage and (c) the Series Allocation Percent-age.

               "Transferor Retained Certificates" shall mean investor certificates of any Series, including the Class D Certificates, which the Transferor retains, but only to the extent that and for so long as the Transferor is the Holder of such Certificates.

               SECTION 3.  Reassignment Terms.  The Series
     1994-1 Certificates shall be subject to termination by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount is reduced to an amount less than or equal to 10% of the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount. The deposit required in connection with any such termination and final distribution shall be equal to the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount plus accrued and unpaid interest on the Series 1994-1 Certificates through the day prior to the Distribution Date on which the final distribution occurs.

               SECTION 4. Delivery and Payment for the Series 1994-1 Certificates. The Transferor shall execute and deliver the Series 1994-1 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1994-1 Certificates to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.

               SECTION 5. Form of Delivery of Series 1994-1 Certificates. The Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, shall be delivered as Registered Certifi-cates as provided in Section 6.1 of the Agreement.

               SECTION 6.  Article IV of Agreement.  Sections
     4.1 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement. Section 4.2 of the Agree-ment shall read in its entirety as provided in the Agree-ment except that the following additional sentence shall be added at the end of subsection 4.2(b): "On the Ini-tial Closing Date the Transferor shall make an initial deposit to the Interest Funding Account in the amount of $2,573,695.83." Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1994-1 Certificates:


                              ARTICLE IV

                   RIGHTS OF CERTIFICATEHOLDERS AND
              ALLOCATION AND APPLICATION OF COLLECTIONS

               Section 4.4 Rights of Certificateholders. The Series 1994-1 Certificates shall represent undivided interests in the Trust, consisting of the right to re-ceive, to the extent necessary to make the required payments with respect to such Series 1994-1 Certificates at the times and in the amounts specified in this Agree-ment, (a) the Floating Allocation Percentage and the Fixed/Floating Allocation Percentage (as applicable from time to time) of Collections available in the Collection Account, (b) funds allocable to the Series 1994-1 Cer-tificates on deposit in the Excess Funding Account and
     (c) funds on deposit in the Interest Funding Account, the Principal Account, the Distribution Account and the Pre-Funding Account (for such Series, the "Series 1994-1 Cer-tificateholders' Interest"). The Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount shall be subordinated to the Class A Cer-tificates, the Class C Invested Amount and the Class D Invested Amount shall be subordinated to the Class B Cer-tificates, and the Class D Invested Amount shall be subordinated to the Class C Certificates, in each case to the extent provided in this Article IV. The Class B Certificates will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full. The Class C Certificates will not have the right to receive payments of principal until the Class A Invested Amount and the Class B Invested Amount have been paid in full. The Class D Certificates will not have the right to receive payments of principal until the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount have been paid in full.

               Section 4.5  Collections and Allocation;
     Payments on Exchangeable Transferor Certificate.

                    (a)  Collections.  The Servicer will apply
     or will instruct the Trustee to apply all funds on depos-it in the Collection Account and the Excess Funding Account allocable to the Series 1994-1 Certificates, and all funds on deposit in the Interest Funding Account, the Principal Account, the Pre-Funding Account and the Dis-tribution Account maintained for this Series, as de-scribed in this Article IV.

                    (b)  Payments to the Holder of the Ex-
     changeable Transferor Certificate. On each Business Day, the Servicer shall determine whether a Pay Out Event is deemed to have occurred with respect to the Series 1994-1 Certificates, and the Servicer shall allocate and pay Collections in accordance with the Daily Report with respect to such Business Day to the Holder of the Ex-changeable Transferor Certificate as follows:

               (i) For each Business Day with respect to the Revolving Period, in addition to amounts allocated and paid to the Holder of the Exchangeable Transfer-or Certificate or pursuant to subsection 4.3(b) of the Agreement, an amount equal (x) to the product of the Class D Floating Allocation Percentage and the amount of Principal Collections on such Business Day, minus (y) the Reallocated Class D Principal Collections;

               (ii) For each Business Day with respect to the Amortization Period prior to the Business Day on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account to be applied to the payment of Class C Principal, in addition to amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.3(b) of the Agreement, an amount equal to (x) the product of the Class D Fixed/Floating Allocation Percentage and the amount of Principal Collections on such Business Day minus
               (y) the Reallocated Class D Principal Collections;
               and

               (iii)  For each Business Day on and after the
               day on which Principal Collections are being depos-ited in the Principal Account pursuant to Section 4.9(c)(iv), the amount of payments of Principal Collections made to the Holder of the Exchangeable Transferor Certificate shall be determined only as provided in subsection 4.3(b) of the Agreement.

               Notwithstanding the foregoing, amounts payable to the Transferor pursuant to subsection 4.5(b)(i) or
     (ii) shall instead be deposited in the Excess Funding Account to the extent necessary to prevent the Transferor Interest from being less than the Minimum Transferor Interest.

               The allocations to be made pursuant to this subsection 4.5(b) also apply to deposits into the Col-lection Account that are treated as Collections, includ-ing Adjustment Payments, payment of the reassignment price pursuant to Section 2.4(d) of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.2, 10.2, 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement. Such deposits to be treated as Collections will be allo-cated as Imputed Yield Receivables or Principal Receiv-ables as provided in the Agreement.

               Section 4.6 Determination of Monthly Interest for the Series 1994-1 Certificates. (a) The amount of monthly interest (the "Class A Interest") allocable to the Class A Certificates with respect to any Interest Accrual Period shall be an amount equal to the product of
     (i) the Class A Certificate Rate and (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the principal balance of the Class A Certificates as of the close of business on the first day of such Interest Accrual Period.

               On the Determination Date preceding each Dis-tribution Date, the Servicer shall determine an amount (the "Class A Interest Shortfall") equal to the excess, if any, of (x) the Class A Interest for the Interest Accrual Period applicable to the Distribution Date over
     (y) the amount available to be paid to the Class A Certi-ficateholders in respect of interest on such Distribution Date. If there is a Class A Interest Shortfall with respect to any Distribution Date, an additional amount ("Class A Additional Interest") shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A Certi-ficateholders, equal to the product of (i) the Class A Certificate Rate plus 2% per annum and (ii) such Class A Interest Shortfall remaining unpaid calculated on the basis of a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding any-thing to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificate-holders only to the extent permitted by applicable law.

                 (b)  The amount of monthly interest (the
     "Class B Interest") allocable to the Class B Certificates with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class B Certifi-cate Rate and (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class B Invested Amount as of the close of business on the first day of such Interest Accrual Period; provided, however that with respect to any Distribution Date relat-ed to the Funding Period the amount described in clause
     (iii) shall be the outstanding principal balance of the Class B Certificates on the first day of such Interest Accrual Period.

               On the Determination Date preceding each Dis-tribution Date, the Servicer shall determine an amount (the "Class B Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class B Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class B Certificateholders in respect of interest on such Distribution Date. If there is a Class B Interest Short-fall with respect to any Distribution Date, an additional amount ("Class B Additional Interest") shall be payable as provided herein with respect to the Class B Certifi-cates on each Distribution Date following such Distribu-tion Date, to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B Certificateholders, equal to the product of (i) the Class B Certificate Rate plus 2% per annum and (ii) such Class B Interest Shortfall remaining unpaid calculated on the basis of a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding any-thing to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificate-holders only to the extent permitted by applicable law.

                 (c)  The amount of monthly interest (for the
     Series 1994-1 Certificates, the "Class C Interest") allocable to the Class C Certificates of the Series 1994-1 Certificates with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class C Certificate Rate and (ii) a fraction the numera-tor of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class C Invested Amount as of the close of business on the first day of such Interest Accrual Period; provided, however, that with respect to any Distribution Date related to the Funding Period the amount described in clause (iii) shall be the outstanding principal balance of the Class C Certificates on the first day of such Interest Accrual Period.

               On the Determination Date preceding each Dis-tribution Date, the Servicer shall determine an amount (the "Class C Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class C Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class C Certificateholders in respect of interest on such Distribution Date. If there is a Class C Interest Short-fall with respect to any Distribution Date, an additional amount ("Class C Additional Interest") shall be payable as provided herein with respect to the Class C Certifi-cates on each Distribution Date following such Distribu-tion Date, to and including the Distribution Date on which such Class C Interest Shortfall is paid to Class C Certificateholders, equal to the product of (i) the Class C Certificate Rate plus 2% per annum and (ii) such Class C Interest Shortfall remaining unpaid calculated on the basis of a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding any-thing to the contrary herein, Class C Additional Interest shall be payable or distributed to Class C Certificate-holders only to the extent permitted by applicable law.

               Section 4.7  Determination of Principal
     Amounts. (a) The amount of principal (the "Class A Principal") distributable from the Distribution Account with respect to the Class A Certificates on each Distri-bution Date with respect to the Amortization Period shall be equal to an amount calculated as follows: the sum of
     (i) an amount equal to the product of the ABC Fixed/Floa-ting Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class B Principal Collections and Reallocated Class C Principal Collections) with respect to the preceding Monthly Period, (ii) any amount on deposit in the Excess Funding Account or the Pre-Funding Account allocated to the Class A Certificates pursuant to subsection 4.9(d) or
     Section 4.15 of the Agreement, respectively, with respect to the preceding Monthly Period, (iii) the amount, if any, allocated to the Class A Certificates pursuant to subsections 4.9(a)(v), (vii), (viii), (xi), (xii) and
     (xiii) of the Agreement and, with respect to such subsec-tions, pursuant to subsections 4.10(a) and (b) and 4.16(a), (b) and (c) of the Agreement, and (iv) the amount of Shared Principal Collections allocated to the Class A Certificates with respect to the preceding Month-ly Period pursuant to Section 4.3(e) of the Agreement; provided, however, that with respect to any Distribution Date during the Controlled Amortization Period, Class A Principal may not exceed the Class A Controlled Distribu-tion Amount for such Distribution Date; provided, fur-ther, that with respect to any Distribution Date, Class A Principal may not exceed the Class A Invested Amount; provided, further, that with respect to the Scheduled Series 1994-1 Termination Date, the Class A Principal shall be an amount equal to the Class A Invested Amount.

                    (b)  The amount of principal (the "Class B
     Principal") distributable from the Distribution Account with respect to the Class B Certificates on each Distri-bution Date, beginning with the Class B Principal Payment Commencement Date, shall equal an amount calculated as follows: the sum of (i) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class B Principal Collections and Reallocated Class C Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date following the date on which an amount equal to the Class A Invested Amount is deposited in the Principal Account to be applied to the payment of Class A Principal, the ABC Fixed/Floating Allocation Per-centage of Principal Collections from the date on which such deposit is made), (ii) any amount on deposit in the Excess Funding Account or the Pre-Funding Account allo-cated to the Class B Certificates pursuant to subsection 4.9(d) or Section 4.15, respectively, with respect to the preceding Monthly Period, (iii) the amount, if any, allo-cated to the Class B Certificates pursuant to subsections 4.9(a)(v), (vii), (xi), (xii) and (xiii) of the Agreement and, with respect to such subsections, pursuant to sub-sections 4.10(a) and (b) and 4.16(a) and (b) of the Agreement with respect to such Distribution Date and (iv) the amount of Shared Principal Collections allocated to the Class B Certificates with respect to the preceding Monthly Period pursuant to Section 4.3(e) of the Agree-ment on and after the Class B Principal Payment Commence-ment Date; provided, however, that, with respect to any Distribution Date during the Controlled Amortization Period, Class B Principal may not exceed the Class B Controlled Distribution Amount for such Distribution Date; provided, further, that with respect to any Distri-bution Date, Class B Principal may not exceed the Class B Invested Amount; provided, further, that with respect to the Scheduled Series 1994-1 Termination Date, the Class B Principal shall be an amount equal to the Class B Invest-ed Amount.

                    (c)  The amount of principal (the "Class C
     Principal") distributable from the Distribution Account with respect to the Class C Certificates on each Distri-bution Date, beginning with the Class C Principal Payment Commencement Date, shall be an amount equal to and calcu-lated as follows: the sum of (i) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class C Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date following the date on which an amount equal to the Class B Invested Amount is deposited in the Principal Account to be applied to the payment of Class B Principal, the ABC Fixed/Floating Allocation Percentage of Principal Collections from the date on which such deposit is made), (ii) any amounts on deposit in the Excess Funding Account or the Pre-Funding Account allocated to the Class C Certificates pursuant to subsection 4.9(d) or Section 4.15 of the Agreement, re-spectively, with respect to the preceding Monthly Period,
     (iii) the amount, if any, allocated to the Class C Cer-tificates pursuant to subsections 4.9(a)(v), (vii), (xii) and (xiii) of the Agreement with respect to such Distri-bution Date and (iv) the amount of Shared Principal Collections allocated to the Class C Certificates with respect to the preceding Monthly Period pursuant to
     Section 4.3(e) of the Agreement on and after the Class C Principal Payment Commencement Date; provided that with respect to any Distribution Date, Class C Principal may not exceed the Class C Invested Amount; provided, fur-ther, that with respect to the Scheduled Series 1994-1 Termination Date, the Class C Principal shall be an amount equal to the Class C Invested Amount.

               (d)  The amount of principal (the "Class D
     Principal") distributable from the Distribution Account with respect to the Class D Certificates on each Distri-bution Date, beginning with the Class D Principal Payment Commencement Date, shall be an amount equal to and calcu-lated as follows: the sum of (i) an amount equal to the product of the Class D Fixed/Floating Allocation Percent-age of Principal Collections (less the amount of Reallo-cated Class D Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date following the date on which an amount equal to the Class C Invested Amount is deposited in the Principal Account to be applied to the payment of Class C Principal, the Class D Fixed/Floating Allocation Percent-age of Principal Collections from the date on which such deposit is made), (ii) any amount on deposit in the Excess Funding Account allocated to the Class D Certifi-cates pursuant to subsection 4.9(d) with respect to the preceding Monthly Period, and (iii) the amount, if any, allocated to the Class D Certificates pursuant to subsec-tions 4.9(a)(vi), (vii) and (xiii) of the Agreement and, with respect to such subsections, pursuant to subsection 4.10(a) and (b) of the Agreement with respect to such Distribution Date; provided, however, that with respect to the Scheduled Series 1994-1 Termination Date, the Class D Principal shall be an amount equal to the Class D Invested Amount.

               Section 4.8  Shared Principal Collections.
     Shared Principal Collections allocated to the Series 1994-1 Certificates and to be applied pursuant to subsec-tions 4.9(c)(i)(z), 4.9(c)(ii)(z), 4.9(c)(iii)(z) and
     4.9(c)(iv)(z) for any Business Day with respect to the Amortization Period shall mean an amount equal to the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 1994-1 Certificates for such Business Day and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Business Day. For any Business Day with respect to the Revolving Period, Shared Principal Collections allocated to the Series 1994-1 Certificates shall be zero.

               Section 4.9 Application of Funds on Deposit in the Collection Account for the Certificates. (a) On each Business Day, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accor-dance with such instructions, shall withdraw, to the extent of the sum of (x) the Floating Allocation Percent-age of Imputed Yield Collections available in the Collec-tion Account and (y) investment earnings on amounts on deposit in the Pre-Funding Account deposited into the Collection Account pursuant to subsection 4.14(b) (the "Available Series 1994-1 Imputed Yield Collections") the amounts required to be withdrawn from the Collection Account pursuant to subsections 4.9(a)(i) through 4.9(a)(xv).

                    (i)  Class A Interest.  On each Business
               Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account for dis-tribution on the next Distribution Date to the Class A Certificateholders, to the extent of the Available Series 1994-1 Imputed Yield Collections for such Business Day, an amount equal to the lesser of (x) the Available Series 1994-1 Imputed Yield Collect-ions and (y) the excess of (1) the sum of Class A Interest and Carryover Class A Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwith-standing anything to the contrary herein, the por-tion of Carryover Class A Interest that constitutes Class A Additional Interest shall be payable or dis-tributable to Class A Certificateholders only to the extent permitted by applicable law.

                    (ii)  Class B Interest.  On each Business
               Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account for dis-tribution on the next Distribution Date to the Class B Certificateholders, to the extent of any Available Series 1994-1 Imputed Yield Collections remaining after giving effect to the withdrawal pursuant to subsection 4.9(a)(i), an amount equal to the lesser of (x) any such remaining Available Series 1994-1 Imputed Yield Collections and (y) the excess of (1) the sum of Class B Interest and Carryover Class B Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Month-ly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class B Interest that constitutes Class B Additional Interest shall be payable or distributable to Class B Certificate-holders only to the extent permitted by applicable law.

                    (iii)  Class C Interest.  On each Business
               Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account for dis-tribution on the next Distribution Date to the Class C Certificateholders, to the extent of any Available Series 1994-1 Imputed Yield Collections remaining after giving effect to the withdrawal pursuant to subsections 4.9(a)(i) and (ii), an amount equal to the lesser of (x) any such remaining Available Series 1994-1 Imputed Yield Collections and (y) the excess of (1) the sum of Class C Interest and Carry-over Class C Interest over (2) any amounts with re-spect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover
               Class C Monthly Interest that constitutes Class C Additional Interest shall be payable or distribut-able to Class C Certificateholders only to the extent permitted by applicable law.

                    (iv)  Investor Servicing Fee.  On each
               Business Day on which Fingerhut or an Affiliate of Fingerhut is not the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of any Available Series 1994-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iii), an amount equal to the lesser of (x) any such remaining Available Series 1994-1 Imputed Yield Collections and (y) the excess of (i) the Servicing Fee for such Monthly Period plus any unpaid Servicing Fees from prior Monthly Periods over (ii) any amounts with re-spect thereto previously distributed to the Servicer during such Monthly Period.

                    (v)  ABC Investor Default Amount.  On each
               Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Avail-able Series 1994-1 Imputed Yield Collections re-maining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iv), an amount equal to the lesser of (x) any such remaining Available Series 1994-1 Imputed Yield Collections and (y) the sum of (1) the aggregate ABC Investor Default Amount for such Business Day plus (2) the unpaid ABC Investor Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) treated as Shared Principal Collections during the Revolving Period, and (B) to the extent allocated to Class A Principal, Class B Principal or Class C Principal pursuant to Section 4.7 during the Amortization Period, deposited in the Principal Ac-count for distribution to the applicable Class or Classes of Certificateholders on the next Distribu-tion Date.

                    (vi)  Class D Investor Default Amount.  On
               each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1994-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (v), an amount equal to the lesser of (x) any such remaining Available Series 1994-1 Imputed Yield Collections and (y) the sum of (1) the aggregate Class D Inves-tor Default Amount for such Business Day plus (2) the unpaid Class D Investor Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) paid to the Transferor during the Revolving Period and the Amortization Period prior to the payment in full of the Class C Invested Amount, and (B) to the extent allocated to Class D Principal pursuant to Section 4.7 during the Amorti-zation Period following the payment in full of the Class C Invested Amount, deposited in the Principal Account for distribution to the Class D Certificate-holders on the next Distribution Date.

                    (vii)  Adjustment Payment Shortfalls.  On
               each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1994-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vi), an amount equal to the lesser of (x) any such remaining Available Series 1994-1 Imputed Yield Collections and (y) an amount equal to the Series Allocation Percentage of any Adjustment Payment which the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, (ii) during the Amortization Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account to be deposited in the Princi-pal Account for distribution to the Class A Certifi-cateholders on the next Distribution Date, (iii) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class A Invested Amount has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, deposited in the Principal Ac-count for payment to the Class B Certificateholders on the next Distribution Date, (iv) during the Amortization Period on and after the day on which such deposit to the Principal Account with respect to the Class B Invested Amount has been made on and prior to the day on which an amount equal to the Class C Invested Amount is deposited in the Princi-pal Account, deposited in the Principal Account for payment to the Class C Certificateholders on the next Distribution Date and (v) on and after the day such deposit to the Principal Account with respect to Class C Invested Amount has been made, paid to the Class D Certificateholders.

                    (viii)  Reimbursement of Class A Investor
               Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Ac-count, to the extent of any Available Series 1994-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vii), an amount equal to the lesser of (x) any such remaining Available Series 1994-1 Imputed Yield Collections and (y) the unreimbursed Class A Investor Charge-Offs, if any, will be applied to reimburse Class A Investor Charge-Offs, such amount during the Revolving Period to be treated as Shared Principal Collections, and during the Amortization Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Dis-tribution Date.

                    (ix)  Unpaid Class B Interest.  On each
               Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw from the Collection Account and deposit in the Interest Funding Account for distribution to the Class B Certificateholders on the next Distribution Date, to the extent of any Available Series 1994-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (viii), an amount equal to the lesser of (x) any such remaining Available Series 1994-1 Imputed Yield Collections and (y) the sum of
               (1) the amount of interest which has accrued with respect to the outstanding aggregate principal amount of the Class B Certificates at the Class B Certificate Rate but which has not been deposited into the Interest Funding Account or paid to the Class B Certificateholders and (2) any additional interest (to the extent permitted by applicable law) at the Class B Certificate Rate plus 2% for interest that has accrued on interest that was due during a prior Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class B Certificateholders.

                    (x)  Unpaid Class C Interest.  On each
               Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw from the Collection Account and deposit in the Interest Funding Account for distribution to the Class C Certificateholders on the next Distribution Date, to the extent of any Available Series 1994-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (ix), an amount equal to the lesser of (x) any such remaining Available Series 1994-1 Imputed Yield Collections and (y) the sum of
               (1) the amount of interest which has accrued with respect to the outstanding aggregate principal amount of the Class C Certificates at the Class C Certificate Rate but which has not been deposited into the Interest Funding Account or paid to the Class C Certificateholders and (2) any additional interest (to the extent permitted by applicable law) at the Class C Certificate Rate plus 2% for interest that has accrued on interest that was due during a prior Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class C Certificateholders.

                    (xi)  Reimbursement of Class B Investor
               Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Ac-count, to the extent of any Available Series 1994-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (x), an amount equal to the lesser of (x) any such remaining Available Series 1994-1 Imputed Yield Collections and (y) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses
               (c) and (d) of the definition of Class B Invested Amount, if any, such amount, (i) during the Revolv-ing Period, to be treated as Shared Principal Col-lections, (ii) during the Amortization Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Princi-pal Account, to be deposited in the Principal Ac-count for distribution to the Class A Certificate-holders on the next Distribution Date, and (iii) during the Amortization Period, on and after the day on which such deposit has been made and on and prior to the day on which the Class B Invested Amount has been deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class B Certificateholders on the next Distribu-tion Date.

                    (xii)  Reimbursement of Class C Investor
               Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Ac-count, to the extent of any Available Series 1994-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xi), an amount equal to the lesser of (x) any such remaining Available Series 1994-1 Imputed Yield Collections and (y) the unreimbursed amount by which the Class C Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class C Invested Amount, if any, such amount,
               (i) during the Revolving Period, to be treated as Shared Principal Collections, (ii) during the Amor-tization Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date, (iii) during the Amortization Period, on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Princi-pal Account, to be deposited in the Principal Ac-count for distribution to the Class B Certificate-holders on the next Distribution Date and (iv) during the Amortization Period, on and after the day on which such deposit has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Ac-count, to be deposited in the Principal Account for payment to the Class C Certificateholders on the next Distribution Date.

                    (xiii)  Reimbursement of Class D Investor
               Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Ac-count, to the extent of any Available Series 1994-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xii), an amount equal to the lesser of (x) any such remaining Available Series 1994-1 Imputed Yield Collections and (y) the unreimbursed amount by which the Class D Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class D Invested Amount, if any, such amount, (i) during the Revolving Period, and during the Amorti-zation Period on and prior to the day on which an amount equal to the Class C Invested Amount is deposited in the Principal Account, paid to the Transferor and (ii) on and after the day such depos-it to the Principal Account with respect to Class C Invested Amount has been made, deposited in the Principal Account for payment to the Class D Certif-icateholders.

                    (xiv)  Investor Servicing Fee.  On each
               Business Day, if Fingerhut or an Affiliate of Fingerhut is the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of Avail-able Series 1994-1 Imputed Yield Collections for such Business Day (after giving effect to the with-drawals pursuant to subsections 4.9(a)(i) through
               (xiii) of the Agreement), the Investor Servicing Fee accrued since the preceding Business Day plus any Investor Servicing Fee due with respect to any prior Business Day but not distributed to the Servicer.

                    (xv)  Excess Imputed Yield Collections.
               Any amounts remaining in the Collection Account to the extent of any Available Series 1994-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsection 4.9(a)(i) through (xiv), first, following the occurrence of an Expense Reserve Trigger be deposited in the Expense Reserve Account in the amount specified in subsec-tion 4.21(b) of the Agreement and second shall, fol-lowing the occurrence of a Class C Trigger Event, be deposited in the Class C Reserve Account in an amount not to exceed the Specified Class C Reserve Account Amount and third shall be treated as Excess Imputed Yield Collections, and the Servicer shall direct the Trustee in writing on each Business Day to withdraw such amounts from the Collection Account and to first make such amounts available to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such certificateholders from Imputed Yield Collections allocated to such other Series, then to pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any, and then pay any remaining Excess Imputed Yield Collections to the Transferor.

               (b) For each Business Day with respect to the Revolving Period, the funds on deposit in the Collection Account to the extent of the product of (i) the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Class C Floating Allocation Percentage and (ii) Principal Collections with respect to such Business Day (less the amount of Reallo-cated Class C Principal Collections and Reallocated Class B Principal Collections on such Business Day) will be treated as Shared Principal Collections and applied, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in Sec-tion 4.3(e) of the Agreement.

               (c)  For each Business Day on and after the
     Amortization Period Commencement Date, the amount of funds on deposit in the Collection Account as described below will be distributed, pursuant to the written direc-tion of the Servicer in the Daily Report for such Busi-ness Day in the following priority:

                    (i)  on and prior to the day on which an
               amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class A Invested Amount) equal to the sum of (v) the product of the ABC Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class B Principal Collections or Reallocated Class C Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class A Cer-tificates on such Business Day pursuant to subsec-tion 4.9(d), (x) amounts to be paid pursuant to sub-sections 4.9(a)(v), (vii), (viii), (xi), (xii) and
               (xiii) of the Agreement from Available Series Imput-ed Yield Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.16(a),
               (b) and (c) of the Agreement on such Business Day,
               (y) any amount on deposit in the Pre-Funding Account on such Business Day (less investment earnings thereon) and (z) the amount of Shared Principal Col-lections allocated to the Series 1994-1 Certificates in accordance with Section 4.8 on such Business Day, will be deposited into the Principal Account;

                    (ii)  on and after the day on which an
               amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class B Invested Amount) equal to the sum of (v) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class B Principal Collections or Reallocated Class C Principal Col-lections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class B Certificates on such Business Day pursu-ant to subsection 4.9(d), (x) the amount, if any, allocated to be paid to the Class B Certificates pursuant to subsections 4.9(a)(v), (vii), (xi),
               (xii) and (xiii) of the Agreement from Available Series Imputed Yield Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.16(a) and (b) of the Agreement with respect to such Business Day, (y) any amount on deposit in the Pre-Funding Account on such Business Day (less investment earnings thereon) and (z) the amount of Shared Principal Collections allocated to the Series 1994-1 Certificates in accordance with Section 4.8 on such Business Day (such sum, the "Class B Daily Principal Amount") will be deposited into the Prin-cipal Account;

                    (iii)  on and after the day on which an
               amount equal to the Class B Invested Amount has been deposited in the Principal Account to be applied to the payment of Class B Principal, an amount (not in excess of the Class C Invested Amount) equal to the sum of (v) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class C Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class C Certificates on such Business Day pursu-ant to subsection 4.9(d), (x) the amount, if any, allocated to be paid to the Class C Certificates pursuant to subsections 4.9(a)(v), (vii), (xii) and
               (xiii) of the Agreement from Available Series Imput-ed Yield Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.16(a) of the Agreement with respect to such Business Day,
               (y) any amount on deposit in the Pre-Funding Account on such Business Day (less investment earnings thereon) and (z) the amount of Shared Principal Col-lections allocated to the Series 1994-1 Certificates in accordance with Section 4.8 on such Business Day (such sum, the "Class C Daily Principal Amount") will be deposited into the Principal Account;

                    (iv)  on and after the day on which an
               amount equal to the Class C Invested Amount has been deposited in the Principal Account to be applied to the payment of Class C Principal, an amount equal to the sum of (w) an amount equal to the product of the Class D Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class D Principal Collections on such Business Day), (x) any amount on deposit in the Excess Funding Account allocated to the Class D Certificates on such Busi-ness Day pursuant to subsection 4.9(d), (y) the amount, if any, allocated to be paid to the Class D Certificates pursuant to subsections 4.9(a)(vi),
               (vii) and (xiii) of the Agreement from Available Series Imputed Yield Collections and from amounts available pursuant to subsections 4.10(a) and (b) of the Agreement with respect to such Business Day and
               (z) the amount of Shared Principal Collections allocated to the Series 1994-1 Certificates in accordance with Section 4.8 on such Business Day (such sum, the "Class D Daily Principal Amount") will be distributed to the Class D Certificatehold-ers; and

                    (v)  an amount equal to the excess, if
               any, of (A) the sum of the amounts described in clauses (i)(v) and (x), (ii)(v) and (x) and (iii)(v) and (x) above over (B) the sum of Class A Principal, Class B Principal and Class C Principal will be treated as Shared Principal Collections and applied as provided in subsection 4.3(e) of the Agreement.

               (d) On the first Business Day of the Amortiza-tion Period funds on deposit in the Excess Funding Ac-count will be deposited in the Principal Account. Such amounts will be allocated in the following order of priority (i) to the Class A Certificates in an amount not to exceed the Class A Principal after subtracting there-from any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(i)(v), (x), (y) and (z), (ii) to the Class B Cer-tificates in an amount not to exceed the Class B Princi-pal after subtracting therefrom any amounts to be depos-ited in the Principal Account with respect thereto pursu-ant to subsections 4.9(c)(ii)(v), (x), (y) and (z), and
     (iii) to the Class C Certificates in an amount not to exceed the Class C Principal after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(iii)(v),
     (x), (y) and (z). On and after the Class D Principal Payment Commencement Date any amounts remaining on depos-it in the Excess Funding Account and allocated to the Series 1994-1 Certificates will be deposited in the Principal Account in an amount not to exceed the Class D Invested Amount after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(iv)(v), (x), (y) and (z).

               Section 4.10 Coverage of Required Amount for the Series 1994-1 Certificates. (a) To the extent that any amounts are on deposit in the Pre-Funding Account or the Excess Funding Account on any Business Day, the Servicer shall apply Transferor Imputed Yield Collections in an amount equal to the excess of (x) the product of
     (a) the Base Rate, (b) the amounts on deposit in the Pre-Funding Account and the Excess Funding Account and (c) the number of days elapsed since the previous Business Day divided by the actual number of days in such year over (y) the aggregate amount of all earnings since the previous Business Day available from the Cash Equivalents in which funds on deposit in the Pre-Funding Account and the Excess Funding Account are invested (the "Negative Carry Amount") in the manner specified for application of Available Series 1994-1 Imputed Yield Collections in subsections 4.9(a)(i) through (xiv).

               (b)  To the extent that on any Business Day
     payments are being made pursuant to any of subsections 4.9(a)(i) through (xiv), respectively, and the full amount to be paid pursuant to any such subsection receiv-ing payments on such Business Day is not paid in full on such Business Day, the Servicer shall apply all or a portion of the Excess Imputed Yield Collections from other Series with respect to such Business Day allocable to the Series 1994-1 Certificates in an amount equal to the excess of the full amount to be allocated or paid pursuant to the applicable subsection over the amount applied with respect thereto from Available Series 1994-1 Imputed Yield Collections and Transferor Imputed Yield Collections on such Business Day (the "Required Amount"). Excess Imputed Yield Collections allocated to the Series 1994-1 Certificates for any Business Day shall mean an amount equal to the product of (x) Excess Imputed Yield Collections available from all other Series for such Business Day and (y) a fraction, the numerator of which is the Required Amount for such Business Day and the denominator of which is the aggregate amount of short-falls in required amounts or other amounts to be paid from Imputed Yield Collections for all Series for such Business Day.

               Section 4.11 Payment of Certificate Interest. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amount on deposit in the Interest Funding Account with respect to the prior Monthly Period allocable to the Series 1994-1 Certificates and deposit such amount in the Distribution Account. On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to (x) the Class A Certificateholders from the Distribu-tion Account such amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsection 4.9(a)(i), (y) the Class B Certi-ficateholders from the Distribution Account the amount deposited into the Distribution Account allocable thereto pursuant to subsections 4.9(a)(ii) and (ix) and (z) the Class C Certificateholders from the Distribution Account the amount deposited into the Distribution Account allo-cable thereto pursuant to subsections 4.9(a)(iii) and
     (x).

               Section 4.12  Payment of Certificate Principal.
     (a) On the Transfer Date preceding each Distribution Date with respect to the Amortization Period, the Trust-ee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds avail-able, an amount equal to the Class A Principal for such Distribution Date. On each Distribution Date with re-spect to the Amortization Period, the Paying Agent shall pay in accordance with Section 5.1 to the Class A Certi-ficateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

               (b) On the Transfer Date preceding the Class B Principal Payment Commencement Date and each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Class B Principal for such Distribution Date. On the Class B Principal Payment Commencement Date, after the payment of any principal amounts to the Class A Certificates on such day, and on each Distribution Date thereafter until the Class B Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the Class B Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

               (c) On the Transfer Date preceding the Class C Principal Payment Commencement Date and each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account an amount equal to the lesser of the Class C Invested Amount and the amount on deposit in the Principal Account allocable to the Series 1994-1 Certificates (after giving effect to transfers pursuant to subsection 4.12(a) and (b)). On the Class C Principal Payment Commencement Date, after the payment of any principal amounts to the Class B Cer-tificates on such day, and on each Distribution Date thereafter until the Class C Invested Amount is paid in full, the Paying Agent shall pay in accordance with
     Section 5.1 to the Class C Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

               (d) On the Transfer Date preceding the Class D Principal Payment Commencement Date and each Business Day thereafter, the Trustee, acting in accordance with in-structions from the Servicer set forth in the Daily Report for such day, shall make payments of principal to the Class D Certificateholders in accordance with subsec-tion 4.9(c)(iv) of the Agreement.

               Any amounts remaining in the Principal Account and allocable to the Series 1994-1 Certificates, after the Class D Invested Amount has been paid in full, will be treated as Shared Principal Collections and applied in accordance with Section 4.3(e) of the Agreement.

               Section 4.13 Investor Charge-Offs. (a) If, on any Determination Date, the aggregate Investor Default Amount and the Series Allocation Percentage of unpaid Adjustment Payments, if any, for each Business Day in the preceding Monthly Period exceeded the Available Series 1994-1 Imputed Yield Collections applied to the payment thereof pursuant to subsections 4.9(a)(v), (vi) and (vii) of the Agreement and the amount of Transferor Imputed Yield Collections and Excess Imputed Yield Collections allocated thereto pursuant to Section 4.10 of the Agree-ment, and the amount of Reallocated Principal Collections applied with respect thereto pursuant to Section 4.16 of the Agreement, the Class D Invested Amount will be re-duced by the amount by which the remaining aggregate Investor Default Amount and Series Allocation Percentage of unpaid Adjustment Payments exceed the amount applied with respect thereto during such preceding Monthly Period (a "Class D Investor Charge-Off").

               (b)  In the event that any such reduction of
     the Class D Invested Amount would cause the Class D In-vested Amount to be a negative number, the Class D In-vested Amount will be reduced to zero, and, the Class C Invested Amount will be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not more than the aggregate Investor Default Amount and Series Allocation Percentage of unpaid Adjust-ment Payments for such Monthly Period (a "Class C Inves-tor Charge-Off").

               (c)  In the event that any such reduction of
     the Class C Invested Amount would cause the Class C In-vested Amount to be a negative number, the Class C In-vested Amount will be reduced to zero, and, the Class B Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not more than the remaining aggregate Investor Default Amount and Series Allocation Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class B Investor Charge-Off").

               (d)  In the event that any such reduction of
     the Class B Invested Amount would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the remaining aggregate Investor Default Amount and Series Allocation Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class A Investor Charge-Off").

               Section 4.14 Pre-Funding Account. (a) Estab-lishment of the Pre-Funding Account. The Transferor hereby directs the Servicer, for the benefit of the Series 1994-1 Certificateholders, to establish and main-tain or cause to be established and maintained in the name of the Trustee, on behalf of the Series 1994-1 Certificateholders, with a Qualified Institution (which initially shall be The Bank of New York) a segregated trust account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1994-1 Certificateholders. The Transferor does hereby transfer, assign, set over and otherwise convey to the Trust for the benefit of the Series 1994-1 Certificateholders, without recourse, all of its right, title and interest in, to and under the Pre-Funding Account, any Cash Equiv-alent on deposit therein and any proceeds of the forego-ing, including the investment earnings. The Pre-Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1994-1 Certifi-cateholders. If, at any time, the institution holding the Pre-Funding Account ceases to be a Qualified Institu-tion, the Transferor shall direct the Servicer to estab-lish within 10 Business Days a new Pre-Funding Account meeting the conditions specified above with a Qualified Institution, transfer any cash and/or any investments to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be the "Pre-Funding Account." In addition, after five days notice to the Trustee, the Transferor may direct the Servicer to establish a new Pre-Funding Account meeting the condi-tions specified above with a different Qualified Institu-tion, transfer any cash and/or investments to such new Pre-Funding Account and from the date such new Pre-Fund-ing Account is established, it shall be, for the Series 1994-1 Certificates, the "Pre-Funding Account." Pursuant to the authority granted to the Servicer in subsection 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Pre-Funding Account for the purpos-es of carrying out the Servicer's or Trustee's duties hereunder.

               (b)  Administration of Pre-Funding Account.
     The Transferor shall on the Closing Date deposit in the Pre-Funding Account the initial Pre-Funded Amount. On the Business Day preceding each Transfer Date, the Ser-vicer shall withdraw from the Pre-Funding Account and deposit in the Collection Account all interest and other investment income on the Pre-Funded Amount. Interest (including reinvested interest) and other investment income on funds on deposit in the Pre-Funded Account shall not be considered part of the Pre-Funded Amount for purposes of this Agreement. Funds on deposit in the Pre-Funding Account shall be withdrawn by the Servicer and paid to the Transferor to the extent of any increases in the Invested Amount pursuant to Section 4.15. The Ser-vicer shall withdraw the remaining Pre-Funded Amount, if any, on deposit in the Pre-Funding Account on the first business day of the January 1995 Monthly Period and deposit such amount into the Excess Funding Account.

               (c)  Investment on Funds in Pre-Funding Ac-
     count. Funds on deposit in the Pre-Funding Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Pre-Funding Account on any Distribution Date, after giving effect to any withdrawals from the Pre-Funding Account, shall be invested in Cash Equiva-lents that will mature so that such funds will be avail-able for withdrawal on or prior to the following Transfer Date. The proceeds of any such investments shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

               Section 4.15  Increases in Invested Amount.
     The Transferor may at any time during the Funding Period determine to increase the Invested Amount up to the Full Invested Amount to the extent there are sufficient Prin-cipal Receivables in the Trust to permit such increase in the Invested Amount without causing a Pay Out Event to occur with respect to any outstanding Series. Upon determining to increase the Invested Amount pursuant to this Section 4.15, the Transferor shall deliver to the Servicer, the Trustee and each Rating Agency an Officers' Certificate specifying the amount of the increase in the Invested Amount the Transferor has determined to make and certifying that no Pay Out Event with respect to any outstanding Series will occur as a result of or in con-nection with such increase in the Invested Amount. Upon receipt of such Officer's Certificate by the Trustee, the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount shall be increased pro rata by the amount specified in such Officers' Certificate, whereupon the Trustee shall instruct the Servicer to withdraw from the Pre-Funding Account and pay to the Transferor an amount equal to the amount of such increase in the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

               Section 4.16 Reallocated Principal Collections for the Series 1994-1 Certificates. (a) On each Busi-ness Day, the Servicer will determine an amount equal to the lesser of (i) the Class D Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class D Floating Allocation Percentage or (II) during an Amor-tization Period, the Class D Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections with respect to such Business Day and (iii) an amount equal to the sum of (a) the Class A Required Amount for such Business Day, (b) the Class B Required Amount for such Business Day and (c) the Class C Required Amount for such Business Day (such amount called "Reallocated Class D Principal Collections") and shall apply Principal Collections in an amount equal to such amount first to the components of the Class A Required Amount, then to the components of the Class B Required Amount and then to the components of the Class C Required Amount in the same priority as amounts are applied to such components from Available Series 1994-1 Imputed Yield Collections pursu-ant to subsection 4.9(a).

               (b)  On each Business Day, the Servicer will
     apply or cause the Trustee to apply an amount equal to the lesser of (i) the Class C Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class C Floating Allocation Percentage or (II) during an Amor-tization Period, the Class C Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the sum of (a) the Class A Required Amount for such Business Day over the amount of Reallocated Class D Principal Collections applied with respect thereto for such Busi-ness Day and (b) the Class B Required Amount for such Business Day over the amount of Reallocated Class D Principal Collections applied for such Business Day (such amount called "Reallocated Class C Principal Collec-tions") and shall apply Principal Collections in an amount equal to such amount first to the remaining compo-nents of the Class A Required Amount and then to the remaining components of the Class B Required Amount in the same priority as amounts are applied to such compo-nents from Available Series 1994-1 Imputed Yield Collec-tions pursuant to subsection 4.9(a).

               (c)  On each Business Day, the Servicer will
     apply or cause the Trustee to apply an amount equal to the lesser of (i) the Class B Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class B Floating Allocation Percentage or (II) during an Amor-tization Period, the Class B Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the excess, if any, of the Class A Required Amount for such Business Day over the sum of the amount of Reallocated Class D Principal Collections and Reallocated Class C Principal Collections applied with respect thereto for such Business Day (such amount called "Reallocated Class B Principal Collections") shall apply Principal Collec-tions equal to such amount to the remaining components of the Class A Required Amount in the same priority as amounts are applied to such components from Available Series 1994-1 Imputed Yield Collections pursuant to subsection 4.9(a).

               Section 4.17 Determination of LIBOR. (a) On each LIBOR Determination Date, the Trustee will determine LIBOR on the basis of quotations of the offered rates for one-month United States Dollar deposits provided by four major banks in the London interbank market selected by the Servicer (the "Reference Banks") as of 11:00 A.M. (London time) on such LIBOR Determination Date as such quotations appear on Telerate Page 3875 of the Dow Jones Telerate Service (or such other page as may replace Telerate Page 3875 on that service for the purpose of displaying London interbank offered rates of major banks). LIBOR as determined by the Trustee is the arith-metic mean of such quotations (rounded, if necessary, to the nearest whole multiple of 0.0625% per annum).

               (b)  If, on any LIBOR Determination Date, at
     least two but fewer than all of the Reference Banks provide quotations, LIBOR will be determined in accor-dance with (a) above on the basis of the offered quota-tions of those Reference Banks providing such quotations.

               (c) If, on the LIBOR Determination Date, only one or none of the Reference Banks provides such offered quotations, LIBOR shall be:

                    (i)  the rate per annum (rounded, as
               aforesaid) that the Trustee determines to be either
               (x) the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the Servicer are quoting at or about 11:00 A.M. London time on the relevant LIBOR Determination Date for one month United States Dollar deposits to the principal London office of each of the Reference Banks or those of them (being at least two in num-ber) to which such offered quotations are, in the opinion of the Servicer, being so quoted or (y) in the event that the Trustee can determine no such arithmetic mean, the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the Servicer are quoting at or about 11:00 A.M. London time on such LIBOR Determi-nation Date to leading European banks for one-month Dollar deposits; or

                    (ii)  if the banks selected as aforesaid
               by the Servicer are not quoting as described in clause (i) above, LIBOR for such Interest Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date.

               (d) The Class A Certificate Rate, the Class B Certificate Rate and the Class C Certificate Rate appli-cable to the then current and the immediately preceding Interest Accrual Periods may be obtained by any Series 1994-1 Certificateholder by telephoning the Trustee at its Corporate Trust Office at (302) 451-2500.

               (e)  On each LIBOR Determination Date, the
     Trustee shall send to the Servicer by facsimile notifica-tion of LIBOR for the following Interest Accrual Period. Following the listing of the Class A Certificates and the Class B Certificates on the Luxembourg Stock Exchange and for so long as such Certificates are so listed, the Trustee shall cause the Class A Certificate Rate and the Class B Certificate Rate as well as the amount of Class A Monthly Interest and Class B Monthly Interest applicable to an Interest Period to be provided to the Luxembourg Stock Exchange as soon as possible after its determina-tion but in no event later than the first day of such Interest Accrual Period.

               Section 4.18  Class C Trigger.  If (i) the
     private letter rating from Standard & Poor's of Fingerhut Companies, Inc.'s senior secured notes is reduced below BBB (a "Class C Trigger Event"), and (ii) the percentage equivalent of a fraction the numerator of which is the Series Allocation Percentage of the Transferor Interest and the denominator of which is the sum of the Invested Amount and the Series Allocation Percentage of the Trans-feror Interest (the "Target Percentage") is less than 5%, the Transferor shall, in connection with increases in the aggregate amount of Principal Receivables in the Trust, the scheduled paydown of other Series or, with respect to any Series of Variable Funding Certificates, an optional payment of principal, allow the Transferor Interest to increase such that the Target Percentage shall be equal to or in excess of 5%. The Servicer shall provide to Standard & Poor's prompt written notice of any downgrad-ing of the private letter rating of Fingerhut Companies, Inc.'s senior secured notes.

               Section 4.19  Establishment of Class C Reserve
     Account.

               (a)  The Servicer, for the benefit of the
     Class C Certificateholders, shall, upon the occurrence of a Class C Trigger Event, establish and maintain or cause to be established and maintained with a Qualified Insti-tution, which may be the Trustee, in the name of the Trustee, on behalf of the Class C Certificateholders, the "Class C Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class C Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class C Reserve Account and in all proceeds thereof. The Class C Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Class C Certificateholders. If, at any time, the institution holding the Class C Reserve Account ceases to be a Quali-fied Institution, the Trustee shall within 10 Business Days establish a new Class C Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Class C Reserve Account. From the date such new Class C Reserve Account is established, it shall be the "Class C Reserve Account."

               (b) Administration of Class C Reserve Account. The Servicer shall on each Business Day following the occurrence of a Class C Trigger Event, deposit in the Class C Reserve Account an amount equal to the excess of the Specified Class C Reserve Amount over the amount on deposit in the Class C Reserve Account to the extent of funds available therefor pursuant to subsection 4.9(a)(xv). Funds on deposit in the Class C Reserve Account shall be withdrawn by the Servicer and applied in accordance with subsection 4.9(a)(xii) to the extent of the aggregate amount of Class C Charge-Offs resulting from unpaid Adjustment Payments, if any. Amounts on deposit in the Class C Reserve Account may be subsequent-ly released therefrom and paid to the Transferor to the extent that such amounts exceed the Specified Class C Reserve Amount. The amount on deposit in the Reserve Account may also be released therefrom and paid to the Transferor, and the Series Allocation Percentage of the Transferor Interest may equal zero, if the rating of Fingerhut Companies, Inc.'s senior secured notes is subsequently increased to BBB or higher or the Class C Invested Amount has been paid in full.

               (c)  Investment on Funds in Class C Reserve
     Account. Funds on deposit in the Class C Reserve Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Class C Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Class C Reserve Account, shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. The proceeds of any such investments shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day.

               Section 4.20  Expense Reserve.

               If with respect to any Monthly Period the amount by which the Portfolio Yield exceeds the Base Rate is less than 2% (the "Expense Reserve Trigger") the Trustee shall deposit on each Business Day and after the Determination Date related to such Monthly Period in the Expense Reserve Account from amounts available therefor pursuant to subsection 4.9(a)(xv) of the Agreement, an aggregate amount equal to $50,000.

               Section 4.21  Establishment of Expense Reserve
     Account.

               (a) The Servicer shall, upon the occurrence of an Expense Reserve Trigger, establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Certificateholders, the "Ex-pense Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Expense Reserve Account and in all proceeds thereof. The Expense Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If, at any time, the institution holding the Expense Reserve Account ceases to be a Qualified Institution, the Trustee shall within 20 Business Days establish a new Expense Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Expense Reserve Account. From the date such new Expense Reserve Account is estab-lished, it shall be the "Expense Reserve Account."

               (b) Administration of Expense Reserve Account. The Servicer shall on each Business Day following the occurrence of an Expense Reserve Trigger, deposit in the Expense Reserve Account an amount equal to the excess of $50,000 over the amount on deposit in the Expense Reserve Account to the extent of funds available therefor pursu-ant to subsection 4.9(a)(xv). Funds on deposit in the Expense Reserve Account shall be withdrawn by the Servicer or the Trustee and applied solely to the payment of expenses incurred by the Transferor. Amounts on deposit in the Expense Reserve Account may be subsequent-ly released therefrom and paid to the Transferor to the extent that such amounts exceed $50,000. The amount on deposit in the Reserve Account may also be released therefrom and paid to the Transferor on the Series 1994-1 Termination Date.

               (c) Investment on Funds in Expense Reserve Ac-count. Funds on deposit in the Expense Reserve Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Expense Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Expense Reserve Account, shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The proceeds of any such investments shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

               SECTION 7.  Article V of the Agreement.  Arti-
     cle V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1994-1
     Certificates:

                              ARTICLE V

                DISTRIBUTIONS AND REPORTS TO INVESTOR
                          CERTIFICATEHOLDERS

               Section 5.1 Distributions. (a) On each Dis-tribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class A Certificateholder of record on the preceding Record Date (other than as pro-vided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests repre-sented by Class A Certificates held by such Certificate-holder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to each Class A Certificateholder at such Certificateholder's address as it appears on the Certifi-cate Register or, in the case of Class A Certificatehold-ers holding Class A Certificates evidencing Undivided Interests aggregating not less than 80% of the Invested Amount, by wire transfer, at the expense of such Class A Certificateholder, to an account or accounts designated by such Class A Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class A Certificates will be made only upon presentation and surrender of the Class A Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

               (b)  On each Distribution Date, the Paying
     Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class B Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggre-gate Undivided Interests represented by Class B Certifi-cates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Section 4.11 and
     4.12 of the Agreement by check mailed to each Class B Certificateholder at such Certificateholder's address as it appears on the Certificate Register or, in the case of Class B Certificateholders holding Class B Certificates evidencing Undivided Interest aggregating not less than 80% of the Invested Amount, by wire transfer, at the expense of such Class B Certificateholder, to an account or accounts designated by such Class B Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distributed Date; pro-vided, however, that the final payment in retirement of the Class B Certificates will be made only upon presenta-tion and surrender of the Class B Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

               (c)  On each Distribution Date, the Paying
     Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class C Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggre-gate Undivided Interests represented by Class C Certifi-cates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class C Certificateholders pursuant to Section 4.11 and
     4.12 of the Agreement by wire transfer to each Class C Certificateholder to an account or accounts designated by such Class C Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class C Certificates will be made only upon presentation and surrender of the Class C Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

               Section 5.2  Certificateholders' Statement.
     (a) On the 15th day of each calendar month (or if such day is not a Business Day the next succeeding Business
     Day), the Paying Agent shall forward to each Certificate-holder and the Rating Agencies a statement substantially in the form of Exhibit C prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original prin-cipal amount of $1,000 per Certificate and, in the case of (ix) and (x), shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):

                    (i)  the total amount distributed;

                    (ii)  the amount of such distribution
               allocable to Certificate Principal;

                    (iii)  the amount of such distribution
               allocable to Certificate Interest;

                    (iv)  the amount of Principal Collections
               received in the Collection Account during the pre-ceding Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certifi-cates, respectively;

                    (v)  the amount of Imputed Yield Collect-
               ions processed during the preceding Monthly Period and allocated in respect of the Class A Certifi-cates, the Class B Certificates, the Class C Cer-tificates and the Class D Certificates, respective-ly;

                    (vi)  the aggregate amount of Principal
               Receivables, the Invested Amount, the Class A In-vested Amount, the Class B Invested Amount, the Class C Invested Amount, the Class D Invested Amount, the Floating Allocation Percentage and, during the Amortization Period, the ABC Fixed/Floating Allocation Percentage, Class B Fixed/Floating Allocation Percentage, or Class C Fixed/Floating Allocation Percentage as applicable, with respect to the Principal Receivables in the Trust as of the end of the day on the Record Date;

                    (vii)  the aggregate outstanding balance
               of Receivables which are current, 29, 59, 89, 119,
               120 days and over delinquent as of the end of the day on the Record Date;

                    (viii)  the aggregate Investor Default
               Amount for the preceding Monthly Period;

                    (ix)  the aggregate amount of Class A
               Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs and Class D Investor
               Charge-Offs for the preceding Monthly Period;

                    (x)  the amount of the Servicing Fee for
               the preceding Monthly Period;

                    (xi)  the Class A Pool Factor, the Class B
               Pool Factor and the Class C Pool Factor as of the end of the last day of the Monthly Period immediate-ly preceding the Determination Date;

                    (xii)  the amount of Reallocated Class B
               Principal Collections, Reallocated Class C Principal Collections and Reallocated Class D Principal Col-lections for the related Monthly Period;

                    (xiii)  the aggregate amount of funds in
               the Excess Funding Account and the Pre-Funding Account as of the last day of the Monthly Period immediately preceding the Distribution Date; and

                    (xiv)  whether a Class C Trigger Event has
               occurred and if so the Specified Class C Reserve
               Amount.

                    (b)  Annual Certificateholders' Tax State-
     ment. On or before January 15 of each calendar year, beginning with calendar year 1995, the Paying Agent shall distribute to each Person who at any time during the preceding calendar year was a Series 1994-1 Certificate-holder, a statement prepared by the Servicer containing the information required to be contained in the regular report to Series 1994-1 Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1994-1 Certificate-holder, together with, on or before January 31 of each year, beginning in 1995, such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1994-1 Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

               SECTION 8.  Series 1994-1 Pay Out Events.  If
     any one of the following events shall occur with respect to the Series 1994-1 Certificates:

                    (a)  failure on the part of the Transferor
     (i) to make any payment or deposit required to be made by the Transferor by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein, (ii) to perform in all material respects the Transferor's covenant not to sell, pledge, assign, or transfer to any person, or grant any unpermitted lien on, any Receivable; or (iii) duly to ob-serve or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1994-1 Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1994-1 Certifi-cates evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of this Series 1994-1, and continues to affect materially and adversely the interests of the Series 1994-1 Certificateholders for such period;

                    (b)  any representation or warranty made
     by the Transferor in the Agreement or this Series Supple-ment, (i) shall prove to have been incorrect in any mate-rial respect when made, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 1994-1 Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1994-1, and (ii) as a result of which the interests of the Series 1994-1 Cer-tificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 1994-1 Pay Out Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

                    (c)  the average of the Portfolio Yields
     for any three consecutive Monthly Periods is reduced to a rate which is less than the weighted average of the Base
     Rates for such three consecutive Monthly Periods;

                    (d)  (i) the Transferor Interest shall be
     less than the Minimum Transferor Interest, (ii)(A) the sum of the amount on deposit in the Pre-Funding Account plus the Series Allocation Percentage of the sum of the total amount of Principal Receivables plus amounts on deposit in the Excess Funding Account shall be less than
     (B) the sum of the aggregate outstanding principal amounts of the Class A Certificates, the Class B Certifi-cates, the Class C Certificates and the Class D Certifi-cates or (iii) the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account and the Pre-Funding Account shall be less than the Mini-mum Aggregate Principal Receivables, in each case as of any Determination Date;

                    (e)  any Servicer Default shall occur
     which would have a material adverse effect on the Series
     1994-1 Certificateholders; or

                    (f)  the amount on deposit in the Excess
     Funding Account as a percentage of the sum of the aggre-gate amount of Principal Receivables plus the amount on deposit in the Excess Funding Account shall equal or exceed 30% on the last day of three consecutive Monthly Periods;

     then, in the case of any event described in subparagraph
     (a), (b) or (e), after the applicable grace period, if any, set forth in such subparagraphs, the Holders of Series 1994-1 Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1994-1 by notice then given in writing to the Trustee, the Transferor and the Servicer may declare that a pay out event (a "Series 1994-1 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d) or (f), a Series 1994-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1994-1 Certificateholders immediately upon the occurrence of such event.

               SECTION 9.  Series 1994-1 Termination.  The
     right of the Series 1994-1 Certificateholders to receive payments from the Trust will terminate on the first Busi-ness Day following the Series 1994-1 Termination Date unless such Series is an Affected Series as specified in
     Section 12.1(c) of the Agreement and the sale contem-plated therein has not occurred by such date, in which event the Series 1994-1 Certificateholders shall remain entitled to receive proceeds of such sale when such sale occurs.

               SECTION 10.  Legends; Transfer and Exchange;
     Restrictions on Transfer of Series 1994-1 Certificates;
     Tax Treatment.

               (a) Each Class B Certificate, Class C Certifi-cate and Class D Certificate will bear a legend substan-tially in the following form:

               EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT, UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B CERTIFICATE, CLASS C CERTIFICATE OR CLASS D CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVI-SIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
               SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLY-ING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

               (b)  Each Class C Certificate will bear a
     legend substantially in the following form:

               THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURI-TIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTI-TUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RE-SALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE TRANSFEROR. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

               (c)  Each Class D Certificate will bear a
     legend substantially in the following form:

               THIS CERTIFICATE (OR ITS PREDECESSOR) WAS
               ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. FINGERHUT RECEIV-ABLES, INC. SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS CERTIFICATE UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIV-ERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT ADVERSE-LY AFFECT THE FEDERAL, MINNESOTA OR DELAWARE INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING SERIES OF INVESTOR CERTIFICATES OR THE TAXABILITY (OR TAX CHARACTERIZATION) OF THE TRUST UNDER FEDERAL, MINNE-SOTA OR DELAWARE INCOME TAX LAWS. IN NO EVENT SHALL THE TRANSFEROR BE PERMITTED TO TRANSFER ANY INTEREST IN OR PORTION OF THIS CERTIFICATE IF, AFTER GIVING EFFECT TO SUCH PROPOSED TRANSFER, TAKING INTO AC-COUNT THE CERTIFICATES WHOSE TRANSFER IS PROPOSED, MORE THAN 20% (BY INVESTED AMOUNT AND BY VALUE) OF THE OUTSTANDING CERTIFICATES ISSUED BY THE TRUST WITH RESPECT TO WHICH NO OPINION OF COUNSEL WAS ISSUED THAT THE APPLICABLE CLASS WOULD BE TREATED AS DEBT FOR FEDERAL INCOME TAX PURPOSES (INCLUDING THE EXCHANGEABLE TRANSFEROR CERTIFICATE AND EACH TRANS-FEROR RETAINED CLASS) WOULD NOT BE BENEFICIALLY OWNED BY THE FINGERHUT RECEIVABLES, INC.

               (d) Upon surrender for registration of trans-fer of a Class C Certificate at the office of the Trans-fer Agent and Registrar, accompanied by a certification by the Class C Certificateholder substantially in the form attached as Exhibit D if the new purchaser is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 and by a written instru-ment of transfer in the form approved by the Transferor and the Trustee (it being understood that, until notice to the contrary is given to Class C Certificateholders, the Transferor and the Trustee shall each be deemed to have approved the form of instrument of transfer, if any printed on any definitive Class C Certificate), executed by the registered owner, in person or by such Class C Certificateholder's attorney thereunto duly authorized in writing, such Class C Certificate shall be transferred upon the register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Class C Certificates of any authorized denominations and of a like aggregate principal amount and tenor. Trans-fers and exchanges of Class C Certificates shall be sub-ject to such restrictions as shall be set forth in the text of the Class C Certificates and such reasonable regulations as may be prescribed by the Transferor. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the regis-ter.

                    (e)  Fingerhut Receivables, Inc. shall be
     prohibited from Transferring any interest in or portion of the Class D Certificates unless, prior to such trans-fer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed Transfer will not adversely affect the Federal, Minnesota or Delaware income tax characterization of any outstanding Series of Investor Certificates or the taxability (or tax charac-terization) of the Trust under Federal, Minnesota or Delaware income tax laws. In no event shall the Trans-feror be permitted to Transfer any interest in or portion of the Class D Certificates if, after giving effect to such proposed Transfer, taking into account the certifi-cates whose Transfer is proposed, more than 20% (by Invested Amount and by value) of the outstanding certifi-cates issued by the Trust with respect to which no Opin-ion of Counsel was issued that the applicable class would be treated as debt for federal income tax purposes (in-cluding the Exchangeable Transferor Certificate and each Transferor Retained Class) would not be beneficially owned by Fingerhut Receivables Inc. In no event shall any interest in or portion of the Class D Certificates be transferred to Fingerhut. As a condition to transfer of an interest in or portion of the Class D Certificates the transferee shall be required to agree not to institute against, or joint any other Person in instituting against, the Trust any bankruptcy, reorganization, ar-rangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all Investor Certificates are paid in full. The Transferor shall provide prompt written notice to the Rating Agencies of any such transfer.

                    (f)  No transfer of a Class B Certificate,
     Class C Certificate or Class D Certificate will be per-mitted to be made to a Benefit Plan unless such Benefit Plan, at its expense, delivers to the Trustee, the Servicer and the Transferor an opinion of counsel satis-factory to them to the effect that the purchase or hold-ing of a Class B Certificate, Class C Certificate or Class D Certificate by such Benefit Plan will not result in the assets of the Trust being deemed to be "assets of the Benefit Plan" and subject to the prohibited transac-tion provisions of ERISA and the Code and will not sub-ject the Trustee, the Transferor or the Servicer to any obligation in addition to those undertaken in the Agree-ment. Unless such opinion is delivered, each person acquiring a Class B Certificate, Class C Certificate or Class D Certificate or the beneficial ownership of a Class B Certificate, Class C Certificate or Class D Certificate will be deemed to represent to the Trustee, the Transferor and the Servicer that it is not (i) an em-ployee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA,
     (ii) a plan described in Section 4975(e)(1) of the Code, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

                    (g)  The Class C Certificateholders shall
     comply with their obligations under Section 3.7 of the Agreement with respect to the tax treatment of the Class C Certificates, except to the extent that a rele-vant taxing authority has disallowed such treatment.

               SECTION 11.  Ratification of Agreement.  (a)
     As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agree-ment as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instru-ment.

                    (b)  For so long as any of the Class C
     Certificates are outstanding, each of the Transferor, the Servicer and the Trustee agree to cooperate with each other to provide to any Class C Certificateholders and to any prospective purchaser of Class C Certificates desig-nated by such a Class C Certificateholder upon the re-quest of such Class C Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securi-ties Act.


               SECTION 12. Registration of the Class A Cer-tificates under the Securities Exchange Act of 1934. The Transferor shall cause the Class A Certificates to be registered under the Securities Exchange Act, as amended, on or before April 30, 1995 and thereafter maintain such registration until the Class A Invested Amount has been reduced to zero.

               SECTION 13. Counterparts. This Series Supple-ment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

               SECTION 14. GOVERNING LAW. THIS SERIES SUP-PLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REME-DIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

               SECTION 15. Instructions in Writing. All in-structions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.


               IN WITNESS WHEREOF, the Transferor, the
     Servicer and the Trustee have caused this Series 1994-1
     Supplement to be duly executed by their respective offi-cers as of the day and year first above written.



                     FINGERHUT RECEIVABLES, INC.
                        Transferor


                     By:_______________________
                        Name:
                        Title:



                     FINGERHUT CORPORATION
                        Servicer


                     By:_________________________
                        Name:
                        Title:



                     THE BANK OF NEW YORK (DELAWARE)
                        Trustee


                     By:_________________________
                        Name:
                        Title:
                                                                     Exhibit A-1

                [FORM OF CLASS A INVESTOR CERTIFICATE]


               UNLESS THIS CERTIFICATE IS PRESENTED BY AN
               AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRE-SENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.



     No. ___                                                $_________


                       FINGERHUT MASTER TRUST
               FLOATING RATE ACCOUNTS RECEIVABLE TRUST
                 CERTIFICATE, SERIES 1994-1, CLASS A

     Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of installment sale contracts generated or to be generat-ed by Fingerhut Corporation ("Fingerhut" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

               (Not an interest in or a recourse obligation of Fingerhut Receivables, Inc., Fingerhut or any affili-ate of either of them.)

               This certifies that _________ (the "Certifi-cateholder") is the registered owner of a fractional undivided interest in the Fingerhut Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of June 29, 1994 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Fingerhut Receivables, Inc., as Transferor (the "Transferor"), Fingerhut, as the Servicer, and The Bank of New York (Delaware) as Trustee (the "Trustee"), and the Series 1994-1 Supplement, dated as of June 29, 1994 (the "Series 1994-1 Supplement"), among the Transferor, Fingerhut as Servicer and the Trustee. The Pooling and Servicing Agreement, as supple-mented by the Series 1994-1 Supplement, is herein re-ferred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

               This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, bene-fits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee.
     To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Cer-tificates entitled "Fingerhut Master Trust Floating Rate Accounts Receivable Trust Certificates, Series 1994-1, Class A" (the "Class A Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provi-sions and conditions of the Agreement, to which Agree-ment, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

               The Transferor has structured the Agreement, the Class A Certificates, the Fingerhut Master Trust Floating Rate Accounts Receivable Trust Certificates, Series 1994-1, Class B (the "Class B Certificates" and collectively with the Class A Certificates the "Offered Certificates") and the Fingerhut Master Trust Accounts Receivable Trust Certificates, Series 1994-1, Class C (the "Class C Certificates") with the intention that the Offered Certificates and the Class C Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class A Certifi-cate (a "Class A Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class A Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

               No principal will be payable to the Class A
     Certificateholders until the first Distribution Date in the Amortization Period. No principal will be payable to the Class B Certificateholders, Class C Certificatehold-ers or Class D Certificateholders until all principal payments have been made to the Class A Certificatehold-ers.

               Each Class A Certificate represents the right to receive interest at the rate of .30% per annum above LIBOR determined on June 27, 1994 for the period from June 29, 1994 through July 19, 1994, and at a rate equal to .30% per annum above LIBOR determined on the related LIBOR Determination Date for the period from July 20, 1994 through August 21, 1994 and with respect to each Interest Accrual Period thereafter, but in no event in excess of 12% per annum (such rate, as in effect from time to time, the "Class A Certificate Rate"). Interest on the Certificates will accrue from the Closing Date and will be distributed on July 20, 1994, and on the 20th day of each month thereafter, or if such day is not a busi-ness day, on the next succeeding business day (each, a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Accrual Period divided by 360, (b) the Class A Certifi-cate Rate and (c) the outstanding principal balance of the Class A Certificates as of the preceding Record Date (or in the case of the first Distribution Date, the initial Class A Invested Amount).

               On the earlier of the January 20, 1997 Distri-bution Date or the first Distribution Date following the occurrence of a Pay Out Event, interest and principal will be distributed to the Class A Certificateholders monthly on each Distribution Date prior to the Series Termination Date. Interest for any Distribution Date will include accrued interest at the Class A Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distri-bution Date. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class A Certificate Rate.

               "Class A Invested Amount" means an amount equal to (a) the initial principal balance of the Class A Certificates less the Class A Percentage of the initial deposit to the Pre-Funding Account plus the Class A Percentage of any withdrawals from the Pre-Funding Ac-count during the Funding Period in connection with the addition of Receivables to the Trust and the deposit of the amounts in the Pre-Funding Account at the end of the Funding Period into the Excess Funding Account, minus
     (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class A Certificateholders pursuant to such date, and minus (c) the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates, equal to the amount by which the Class A Invested Amount has been reduced to fund the Investor Default Amount on all prior Distribution Dates and plus (d) the aggregate amount of Available Series Imputed Yield Collections, Transferor Imputed Yield Collections, Excess Imputed Yield Collec-tions and Reallocated Principal Collections applied on all prior Distribution Dates for the purpose of reimburs-ing amounts deducted pursuant to the foregoing clause
     (c).

               During the period from and including the Clos-ing Date to but excluding the earlier of (x) the first day for which the Invested Amount equals the Full Invest-ed Amount; (y) the first day on which a Pay Out Event is deemed to occur; and (z) the first day of the January 1995 Monthly Period (the "Funding Period"), the Pre-Funded Amount will be maintained in a trust account to be established with The Bank of New York (the "Pre-Funding Account"). The "Pre-Funded Amount" will equal the amount of the initial deposit to the Pre-Funding Account, less the amounts of any increases in the Invested Amount pursuant to the Series 1994-1 Supplement in connection with the increase in the amount of Receivables in the Trust. On the Closing Date a cash deposit will be made to the Pre-Funding Account such that the amount of Prin-cipal Receivables plus the amount of such cash deposit on such date will at least equal the sum of the initial outstanding principal balances of the Class A Certifi-cates, the Class B Certificates, the Class C Certificates and the Class D Certificates. Funds on deposit in the Pre-Funding Account will be invested by the Trustee at the direction of the Servicer in Cash Equivalents.

               During the Funding Period, funds on deposit in the Pre-Funding Account will be withdrawn and paid to the Transferor to the extent of any increases in the Invested Amount as a result of the increase in the amount of Receivables in the Trust. The Transferor expects that the funds on deposit in the Pre-Funding Account will be fully invested in Receivables by the end of the December 1994 Monthly Period. In the event of the occurrence of a Pay Out Event during the Funding Period, the amounts remaining on deposit in the Pre-Funding Account, will be payable as principal first to the Class A Certificate-holders until the Class A Invested Amount is paid in full and then to the Class B Certificateholders until the Class B Invested Amount is paid in full and then to the Class C Certificateholders until the Class C Invested Amount is paid in full. Should the Pre-Funded Amount be greater than zero on the first day of the January 1995 Monthly Period, such amount will be deposited in the Excess Funding Account.

               Subject to the Agreement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Certificates, which may be less than the unpaid balance of the Class A Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class A Certificates is due and payable no later than the June 20, 2001 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Series Termination Date"). After the Series Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Certificates. In the event that the Class A Invested Amount is greater than zero on the Series Termi-nation Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certifi-cateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

               Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.


          FINGERHUT RECEIVABLES, INC.

           By:_____________________________
           Name:
           Title:


     Dated:

                   CERTIFICATE OF AUTHENTICATION


          This is one of the Class A Certificates re-ferred to in the within-mentioned Pooling and Servicing
     Agreement.


                      THE BANK OF NEW YORK


                      By: _______________________
                         Name:
                         Title:



                                                  Exhibit A-2

              [FORM OF CLASS B INVESTOR CERTIFICATE]


               UNLESS THIS CERTIFICATE IS PRESENTED BY AN
               AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRE-SENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

               EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" OR SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVI-SIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
               SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLY-ING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

     No. R-1                                            $92,050,000


                      FINGERHUT MASTER TRUST
             FLOATING RATE ACCOUNTS RECEIVABLE TRUST
                CERTIFICATE, SERIES 1994-1, CLASS B

               Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of installment sale contracts generated or to be generated by Fingerhut Corporation ("Fingerhut" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

               (Not an interest in or a recourse obligation of Fingerhut Receivables, Inc., Fingerhut or any affiliate of either of them.)

               This certifies that CEDE & CO. (the "Certifi-cateholder") is the registered owner of a fractional undivided interest in the Fingerhut Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of June 29, 1994 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Fingerhut Receivables, Inc., as Transferor (the "Transferor"), Fingerhut as the Servicer, and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1994-1 Supplement, dated as of June 29, 1994 (the "Series 1994-1 Supplement"), among the Transferor, Fingerhut as Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1994-1 Supplement, is herein referred to as the "Agreement". The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

               This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, bene-fits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee.
     To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Cer-tificates entitled "Fingerhut Master Trust Accounts Receivable Trust Certificates, Series 1994-1, Class B" (the "Class B Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and condi-tions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificate-holder is bound.

               The Transferor has structured the Agreement, the Class B Certificates, the Fingerhut Master Trust Floating Rate Accounts Receivable Trust Certificates, Series 1994-1, Class A (the "Class A Certificates" and collectively with the Class B Certificates the "Offered Certificates") and the Fingerhut Master Trust Floating Rate Accounts Receivable Trust Certificates, Series 1994-1, Class C (the "Class C Certificates") with the inten-tion that the Offered Certificates will qualify under applicable tax law as indebtedness, and both the Trans-feror and each holder of a Class B Certificate (a "Class B Certificateholder") or any interest therein by accep-tance of its Certificate or any interest therein, agrees to treat the Class B Certificates for purposes of feder-al, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebted-ness.

               No principal will be payable to the Class B
     Certificateholders until the Class B Payment Commencement Date, which is the Distribution Date either on or follow-ing the Distribution Date, on which the Class A Invested Amount had been paid in full. No principal will be pay-able to the Class B Certificateholders until all princi-pal payments have been made to the Class A Certificate-holders. No principal payments will be made to the Class C Certificateholder until the Distribution Date either on or following the Distribution Date on which the Class B Invested Amount has been paid in full.

               Each Class B Certificate represents the right to receive interest at the rate of .60% per annum above LIBOR determined on June 27, 1994 for the period from June 29, 1994 through July 19, 1994, and at a rate equal to .60% per annum above LIBOR determined on the related LIBOR Determination Date for the period from July 20, 1994 through August 21, 1994 and with respect to each Interest Accrual Period thereafter, but in no event in excess of 12% per annum (such rate, as in effect from time to time, the "Class B Certificate Rate" on the 20th day of each month thereafter, or if such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Accrual Period divided by 360, (b) the Class B Certifi-cate Rate and (c) the outstanding principal balance of the Class B Certificates as of the preceding Record Date (or in the case of the first Distribution Date, the initial Class B Invested Amount).

               Interest for any Distribution Date will include accrued interest at the Class B Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class B Certificate Rate.

               "Class B Invested Amount" for any date means an amount equal to (a) the initial principal balance of the Class B Certificates less the Class B Percentage of the initial deposit to the Pre-Funding Account plus the Class B Percentage of any withdrawals from the Pre-Fund-ing Account during the Funding Period in connection with the addition of Receivables to the Trust and the deposit of the amounts in the Pre-Funding Account at the end of the Funding Period into the Excess Funding Account, minus
     (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, equal to the amount by which the Class B Invested Amount has been reduced to fund the Investor Default Amount on all prior Distribution Dates minus (d) the aggregate amount of Reallocated Class B Principal Collections for which neither the Class D Invested Amount nor the Class C Invested Amount has been reduced for all prior Distribu-tion Dates, and plus (e) the aggregate amount of Avail-able Series Imputed Yield Collections, Transferor Imputed Yield Collections, Excess Imputed Yield Collections and Reallocated Class C Principal Collections and Reallocated Class D Principal Collections applied on all prior Dis-tribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

               During the period from and including the Clos-ing Date to but excluding the earlier of (x) the first day for which the Invested Amount equals the Full Invest-ed Amount; (y) the first day on which a Pay Out Event is deemed to occur; and (z) the first day of the January 1995 Monthly Period (the "Funding Period"), the Pre-Funded Amount will be maintained in a trust account to be established with The Bank of New York (the "Pre-Funding Account"). The "Pre-Funded Amount" will equal the amount of the initial deposit to the Pre-Funding Account, less the amounts of any increases in the Invested Amount pursuant to the Series 1994-1 Supplement in connection with the increase in the amount of Receivables in the Trust. On the Closing Date a cash deposit will be made to the Pre-Funding Account such that the amount of Prin-cipal Receivables plus the amount of such cash deposit on such date will at least equal the sum of the initial outstanding principal balances of the Class A Certifi-cates, the Class B Certificates, the Class C Certificates and the Class D Certificates. Funds on deposit in the Pre-Funding Account will be invested by the Trustee at the direction of the Servicer in Cash Equivalents.

               During the Funding Period, funds on deposit in the Pre-Funding Account will be withdrawn and paid to the Transferor to the extent of any increases in the Invested Amount as a result of the increase in the amount of Receivables in the Trust. The Transferor expects that the funds on deposit in the Pre-Funding Account will be fully invested in Receivables by the end of the December 1994 Monthly Period. In the event of the occurrence of a Pay Out Event during the Funding Period, the amounts remaining on deposit in the Pre-Funding Account, will be payable as principal first to the Class A Certificate-holders until the Class A Invested Amount is paid in full and then to the Class B Certificateholders until the Class B Invested Amount is paid in full and then to the Class C Certificateholders until the Class C Invested Amount is paid in full. Should the Pre-Funded Amount be greater than zero on the first day of the January 1995 Monthly Period, such amount will be deposited in the Excess Funding Account.

               Subject to the Agreement, payments of principal are limited to the unpaid Class B Invested Amount of the Class B Certificates, which may be less than the unpaid balance of the Class B Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class B Certificates is due and payable no later than the June 20, 2001 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Series Termination Date"). After the Series Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Certificates. In the event that the Class B Invested Amount is greater than zero on the Series Termi-nation Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certifi-cateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

               Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

               IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.

                                        FINGERHUT RECEIVABLES, INC.


                                        By:_______________________
                                           Name:
                                        Title:


     Dated:June 29, 1994

                   CERTIFICATE OF AUTHENTICATION


               This is one of the Class B Certificates re-ferred to in the within-mentioned Pooling and Servicing
     Agreement.


                         THE BANK OF NEW YORK


                         By:
                                        Name:
                                        Title:



                                                        Exhibit A-3

              [FORM OF CLASS C INVESTOR CERTIFICATE]


               THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURI-TIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTI-TUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RE-SALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE TRANSFEROR. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

               EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" OR SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVI-SIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
               SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLY-ING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

     No. ___                                             $_________


                      FINGERHUT MASTER TRUST
              FLOATING RATE ACCOUNTS RECEIVABLE TRUST
                CERTIFICATE, SERIES 1994-1, Class C

               Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of installment sale contracts generated or to be generated by certain subsidiaries of Fingerhut Corpo-ration ("Fingerhut" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

               (Not an interest in or a recourse obligation of Fingerhut Receivables, Inc., Fingerhut or any affiliate of either of them.)

               This certifies that ___________________ (the
     "Certificateholder") is the registered owner of a frac-tional undivided interest in the Fingerhut Master Trust (the "Trust") issued pursuant to the Pooling and Servic-ing Agreement, dated as of June 29, 1994 (the "Pooling and Servicing Agreement"; such term to include any amend-ment thereto) by and between Fingerhut Receivables, Inc., as Transferor (the "Transferor"), Fingerhut as the Servicer, and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1994-1 Supplement, dated as of June 29, 1994 (the "Series 1994-1 Supplement"), among the Transferor, Fingerhut as Servicer and the Trustee. The Pooling and Servicing Agreement, as supple-mented by the Series 1994-1 Supplement, is herein re-ferred to as the "Agreement." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

               This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, bene-fits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee.
     To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Cer-tificates entitled "Fingerhut Master Trust Floating Rate Accounts Receivable Trust Certificates, Series 1994-1, Class C" (the "Class C Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provi-sions and conditions of the Agreement, to which Agree-ment, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

               The Transferor has structured the Agreement, the Class C Certificates, the Fingerhut Master Trust Floating Rate Accounts Receivable Trust Certificates, Series 1994-1, Class A (the "Class A Certificates") and the Fingerhut Master Trust Floating Rate Accounts Receiv-able Trust Certificates, Series 1994-1, Class B (the "Class B Certificates") with the intention that the Class A, Class B and Class C Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class C Certificate (a "Class C Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class C Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as in-debtedness.

               No principal will be payable to the Class C
     Certificateholders until the Class C Payment Commencement Date, which is the Distribution Date either on or follow-ing the Distribution Date, on which the Class A Invested Amount and the Class B Invested Amount have been paid in full. No principal payments will be payable to the Class C Certificateholder until the Distribution Date either on or following the Distribution Date on which the Class B Invested Amount has been paid in full.

               Each Class C Certificate represents the right to receive interest at the rate of 5.5% per annum from June 29, 1994 through July 19, 1994, and at a rate equal to 1.0% per annum above the arithmetic mean of LIBOR pre-vailing on the related LIBOR Determination Date, but in no event in excess of 12% per annum (such rate, as in effect from time to time, the "Class C Certificate Rate"), from July 20, 1994 through August 21, 1994 and with respect to each Interest Accrual Period thereafter. Interest on the Class C Certificates will accrue from the Closing Date and will be distributed on July 20, 1994, and on the 20th day of each month thereafter, or if such day is not a business day, on the next succeeding busi-ness day (each, a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Accrual Period divided by 360, (b) the Class C Certificate Rate and (c) the outstanding principal balance of the Class C Certificates as of the preceding Record Date (or in the case of the first Dis-tribution Date, the initial Class C Invested Amount).

               Interest for any Distribution Date will include accrued interest at the Class C Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class C Certificate Rate.

               "Class C Invested Amount" for any date means an amount equal to (a) the initial principal balance of the Class C Certificates less the Class C Percentage of the initial deposit to the Pre-Funding Account plus the Class C Percentage of any withdrawals from the Pre-Funding account during the Funding Period in connection with the addition of Receivables to the Trust and the deposit of the amounts in the Pre-Funding Account at the end of the Funding Period into the Excess Funding Account, minus (b) the aggregate amount of principal payments (except prin-cipal payments made from the Pre-Funding Account) made to Class C Certificateholders prior to such date, minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates, equal to the amount by which the Class C Invested Amount has been reduced to fund the Investor Default Amount on all prior Distribu-tion Dates, minus (d) the aggregate amount of Reallocated Class C Principal Collections for which the Class D Invested Amount has not been reduced for all prior Dis-tribution Dates, and plus (e) the aggregate amount of Available Series Imputed Yield Collections, Transferor Imputed Yield Collections, Excess Imputed Yield Collec-tions and Reallocated Class D Principal Collections and certain other amounts as may be available applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

               During the period from and including the Clos-ing Date to but excluding the earlier of (x) the first day for which the Invested Amount equals the Full Invest-ed Amount; (y) the first day on which a Pay Out Event is deemed to occur; and (z) the first day of the January 1995 Monthly Period (the "Funding Period"), the Pre-Funded Amount will be maintained in a trust account to be established with the Trustee (the "Pre-Funding Account"). The "Pre-Funded Amount" will equal the amount of the initial deposit to the Pre-Funding Account, less the amounts of any increases in the Invested Amount pursuant to the Series 1994-1 Supplement in connection with the increase in the amount of Receivables in the Trust. On the Closing Date a cash deposit will be made to the Pre-Funding Account such that the amount of Principal Receiv-ables plus the amount of such cash deposit on such date will at least equal the sum of the initial outstanding principal balances of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates. Funds on deposit in the Pre-Fund-ing Account will be invested by the Trustee at the direc-tion of the Servicer in Cash Equivalents

               During the Funding Period, funds on deposit in the Pre-Funding Account will be withdrawn and paid to the Transferor to the extent of any increases in the Invested Amount as a result of the increase in the amount of Receivables in the Trust. The Transferor expects that the funds on deposit in the Pre-Funding Account will be fully invested in Receivables by the end of the December 1994 Monthly Period. In the event of the occurrence of a Pay Out Event during the Funding Period, the amounts remaining on deposit in the Pre-Funding Account, will be payable as principal first to the Class A Certificate-holders until the Class A Invested Amount is paid in full and then to the Class B Certificateholders until the Class B Invested Amount is paid in full and then to the Class C Certificateholders until the Class C Invested Amount is paid in full. Should the Pre-Funded Amount be greater than zero on the first day of the January 1995 Monthly Period, such amount will be deposited in the Excess Funding Account.

               Subject to the Agreement, payments of principal are limited to the unpaid Class C Invested Amount of the Class C Certificates, which may be less than the unpaid balance of the Class C Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class C Certificates is due and payable no later than the June 20, 2001 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Series Termination Date"). After the Series Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class C Certificates. In the event that the Class C Invested Amount is greater than zero on the Series Termi-nation Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certifi-cateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

               Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

               IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.


                                        FINGERHUT RECEIVABLES, INC.


                                        By:________________________
                                             Name:
                                        Title:


     Dated:


                   CERTIFICATE OF AUTHENTICATION


               This is one of the Class C Certificates re-ferred to in the within-mentioned Pooling and Servicing
     Agreement.


                        THE BANK OF NEW YORK


                        By:
                                        Name:
                                        Title:



                                                        Exhibit A-4

              [FORM OF CLASS D INVESTOR CERTIFICATE]


               THIS CERTIFICATE WAS ORIGINALLY ISSUED IN A
               TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGIS-TERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURI-TIES LAW. FINGERHUT RECEIVABLES, INC. SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS CERTIFICATE UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT ADVERSELY AFFECT THE FEDERAL, MINNESOTA OR DELAWARE INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING SERIES OF INVESTOR CERTIFICATES OR THE TAXABILITY (OR TAX CHARACTERIZATION) OF THE TRUST UNDER FEDERAL, MINNESOTA OR DELAWARE INCOME TAX LAWS. IN NO EVENT SHALL THE TRANSFEROR BE PERMITTED TO TRANSFER ANY INTEREST IN OR PORTION OF THIS CERTIFICATE IF, AFTER GIVING EFFECT TO SUCH PROPOSED TRANSFER, TAKING INTO ACCOUNT THE CERTIFI-CATES WHOSE TRANSFER IS PROPOSED, MORE THAN 20% (BY INVESTED AMOUNT AND BY VALUE) OF THE OUTSTANDING CERTIFICATES ISSUED BY THE TRUST WITH RESPECT TO WHICH NO OPINION OF COUNSEL WAS ISSUED THAT THE APPLICABLE CLASS WOULD BE TREATED AS DEBT FOR FEDER-AL INCOME TAX PURPOSES (INCLUDING THE EXCHANGEABLE TRANSFEROR CERTIFICATE AND EACH TRANSFEROR RETAINED CLASS) WOULD NOT BE BENEFICIALLY OWNED BY THE FINGERHUT RECEIVABLES, INC.


               EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR
               (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.


     No. ___                                             $_________


                      FINGERHUT MASTER TRUST
             FLOATING RATE ACCOUNTS RECEIVABLE TRUST
                CERTIFICATE, SERIES 1994-1, CLASS D

               Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of installment sale contracts generated or to be generated by Fingerhut Corporation ("Fingerhut" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

               (Not an interest in or a recourse obligation of Fingerhut Receivables, Inc., Fingerhut or any affiliate of either of them.)

               This certifies that Fingerhut Receivables, Inc. (the "Certificateholder") is the registered owner of a fractional undivided interest in the Fingerhut Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of June 29, 1994 (the "Pooling and Servicing Agreement"; such term to include any amendment or Supplement thereto) by and between Fingerhut Receivables, Inc., as Transferor (the "Trans-feror"), Fingerhut as the Servicer, and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1994-1 Supplement, dated as of June 29, 1994 (the "Series 1994-1 Supplement"), among the Transferor, Fingerhut as Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1994-1 Supplement, is herein referred to as the "Agreement."
     The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under
     (i) the Trust Property (as defined in the Agreement) and
     (ii) the property described in Sections 3A and 17 of the Series 1994-1 Supplement.

               This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, bene-fits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee.
     To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Cer-tificates entitled "Fingerhut Master Trust Floating Rate Accounts Receivable Trust Certificates, Series 1994-1, Class D" (the "Class D Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provi-sions and conditions of the Agreement, to which Agree-ment, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

               Fingerhut Receivables, Inc. shall be prohibited from Transferring any interest in or portion of the Class D Certificate unless, prior to such Transfer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed Transfer will not ad-versely affect the Federal, Minnesota or Delaware income tax characterization of any outstanding Series of Inves-tor Certificate or the taxability (or tax characteriza-tion) of the Trust under Federal, Minnesota or Delaware income tax laws. In no event shall Fingerhut Receiv-ables, Inc. be permitted to Transfer any interest in or portion of the Class D Certificate if, after giving effect to such proposed Transfer, taking into account the certificates whose Transfer is proposed, more than 20% (by Invested Amount and by value) of the outstanding certificates issued by the Trust with respect to which no Opinion of Counsel was issued that the applicable class would be treated as debt for federal income tax purposes (including the Transferor Certificate and each Transferor Retained Class) would not be beneficially owned by the Transferor.

               No principal will be payable to the Class D
     Certificateholders until the Class D Payment Commencement Date, which is the Distribution Date either on or follow-ing the Distribution Date on which the Class C Invested Amount had been paid in full. No principal will be pay-able to the Class D Certificateholders until all princi-pal payments have first been made to the Class A Certifi-cateholders and then on and after the Class B Principal Payment Commencement Date, after all principal payments have been made to the Class B Certificateholders and then on and after the Class C Principal Payment Commencement Date, after all payments have been made to the Class C Certificateholders.

               Interest will not accrue on the unpaid princi-pal amount of the Class D Certificates.

               "Class D Invested Amount" means an amount equal to (a) the initial principal balance of the Class D Certificates, minus (b) the aggregate amount of principal payments made to Class D Certificateholders prior to such date, minus (c) the aggregate amount of Class D Investor Charge-Offs for all prior Distribution Dates, equal to the amount by which the Class D Invested Amount has been reduced to fund the Investor Default Amount on all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Principal Collections for all prior Distribu-tion Dates, and plus (e) the aggregate amount of Imputed Yield Collections, Transferor Imputed Yield Collections, and Excess imputed Yield Collections applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

               Subject to the Agreement, payments of principal are limited to the unpaid Class D Invested Amount of the Class D Certificates, which may be less than the unpaid balance of the Class D Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class D Certificates is due and payable no later than the June 20, 2001 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Series Termination Date"). After the Series Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class C Certificates. In the event that the Class D Invested Amount is greater than zero on the Series Termi-nation Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certifi-cateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

               Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

               IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.


                                        FINGERHUT RECEIVABLES, INC.


                                        By:________________________
                                           Name:
                                        Title:


     Dated:


                   CERTIFICATE OF AUTHENTICATION


               This is one of the Class D Certificates re-ferred to in the within-mentioned Pooling and Servicing
     Agreement.


                        THE BANK OF NEW YORK



                        By:________________________
                                        Name:
                                        Title: